SUBJECT TO REVISION
Series Term Sheet Dated March 11, 2002


                                [NOVASTAR LOGO]


                            $487,500,000 CERTIFICATES
                                  (APPROXIMATE)

                             NOVASTAR MORTGAGE, INC.
                               Seller and Servicer

                          NOVASTAR FUNDING CORPORATION
                                    Depositor


       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc., doing business under the trade name Wachovia Securities ("Wachovia"), does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                           [WACHOVIA SECURITIES LOGO]


WACHOVIA SECURITIES IS THE TRADE NAME UNDER WHICH WACHOVIA CORPORATION CONDUCTS ITS INVESTMENT BANKING, CAPITAL MARKETS AND INSTITUTIONAL SECURITIES THROUGH FIRST UNION SECURITIES, INC. ("FUSI"), MEMBER NYSE, NASD, SIPC, AND THROUGH OTHER BANK AND NON-BANK AND BROKER-DEALER SUBSIDIARIES OF WACHOVIA CORPORATION.

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                            OFFERED CERTIFICATES:

     TO MATURITY                                                                                   Expected Ratings
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
                                                                                 Expected
                    Expected       Interest       Principal    Expected WAL      Principal
       Class         Size(1)         Type            Type          (yrs)           Window           S&P       Moody's
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        A-1       $316,900,000     Floating       Senior           3.18       04/02 - 12/17        AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        A-2        140,600,000     Floating       Senior           3.18       04/02 - 10/17        AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-1        12,500,000      Floating      Mezzanine         5.49       05/05 - 08/13        AA          Aa2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-2        10,000,000      Floating      Mezzanine         5.38       04/05 - 07/12         A          A2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-3         7,500,000      Floating      Mezzanine         5.20       04/05 - 04/11        BBB        Baa2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
       AIO(2)          N/A           N/A            N/A             N/A             N/A            AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        P(3)           N/A           N/A            N/A             N/A             N/A            AAA         NR
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------

     TO 10% CLEAN UP CALL                                                                          Expected Ratings
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
                                                                                 Expected
                    Expected       Interest       Principal    Expected WAL      Principal
       Class         Size(1)         Type            Type          (yrs)           Window           S&P       Moody's
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
                                                                                                           ------------
        A-1       $316,900,000     Floating       Senior           2.93       04/02 - 10/09        AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        A-2        140,600,000     Floating       Senior           2.93       04/02 - 10/09        AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-1        12,500,000      Floating      Mezzanine         5.08       05/05 - 10/09        AA          Aa2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-2        10,000,000      Floating      Mezzanine         5.06       04/05 - 10/09         A          A2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        M-3         7,500,000      Floating      Mezzanine         5.06       04/05 - 10/09        BBB        Baa2
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
       AIO(2)          N/A           N/A            N/A             N/A             N/A            AAA         Aaa
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------
        P(3)           N/A           N/A            N/A             N/A             N/A            AAA         NR
     ----------- ---------------- ----------- ---------------- -------------- ----------------- ---------- ------------

(1) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest amount due on the mortgage loans less Administrative Fees and the interest payable on the other Offered Certificates, the Class I Certificates and the Class B Certificates. The Class AIO Certificates will not be underwritten by the underwriters.

(3) The Class P Certificateholders will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available to the holders of the other Offered Certificates and the Class B Certificates. The Class P Certificates will not be underwritten by the underwriters.

STRUCTURE:

o Senior/Subordinate structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the overcollateralization amount described herein, (ii) to the Class B Certificates (not offered by this Series Term Sheet and the related Prospectus Supplement), (iii) to the Class M-3 Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.

o    The Offered Certificates will be priced to the 10% Clean-up Call.

o On the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times, and the margin on the Class M Certificates and Class B Certificates will increase by 1.5 times.

o All classes of certificates may be subject to an Available Funds Cap Rate as described herein.

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


PRICING SPEED:

The Offered Certificates will be priced based on the following prepayment assumptions ("PPA"):

Fixed Rate Mortgage Loans
23% HEP, which assumes that prepayments start at 2.30% CPR in month one, and increase by approximately 2.30% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

Adjustable Rate Mortgage Loans
28% CPR.




    WACHOVIA SECURITIES:

    TRADING/SYNDICATE               PHONE                E-MAIL ADDRESS
    -----------------               -----                --------------
    Chris Choka                (704) 383-8267       chris.choka@wachovia.com
    Mark Adamson               (704) 383-7727       mark.adamson@wachovia.com


    ABS RESEARCH                   PHONE                 E-MAIL ADDRESS
    ------------                   -----                 --------------
    Inna Koren                 (212) 909-0082       inna.koren@wachovia.com


    MORTGAGE FINANCE                PHONE                E-MAIL ADDRESS
    ----------------                -----                --------------
    Mike Ciuffo                (704) 715-1170       michael.ciuffo@wachovia.com
    Jon Riber                  (704) 383-7203       jon.riber@wachovia.com
    Sean Walker                (704) 374-4398       sean.walker@wachovia.com
    Dane Smith                 (704) 715-8141       dane.smith@wachovia.com


    STRUCTURING                     PHONE                E-MAIL ADDRESS
    -----------                     -----                --------------
    Barbara Smith              (704) 383-8614       barbaram.smith@wachovia.com
    Serkan Erikci              (704) 715-1263       serkan.erikci@wachovia.com


    COLLATERAL ANALYTICS            PHONE                E-MAIL ADDRESS
    --------------------            -----                --------------
    Paul Lopansri              (704) 374-3490       paul.lopansri@wachovia.com
    Ken Nanney                 (704) 715-1068       ken.nanney@wachovia.com


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

TITLE OF SECURITIES:            NovaStar Home Equity Loan Asset-Backed
                                Certificates, Series 2002-1.

TRUST:                          NovaStar Mortgage Funding Trust, Series 2002-1.

OFFERED                         Class A-1 and A-2 (the "Class A Certificates"),
CERTIFICATES:                   Class M-1, M-2 and M-3 (the "Class M
                                Certificates"), Class AIO (the "Class AIO
                                Certificates") and Class P (the "Class P
                                Certificates") Certificates.

NON-OFFERED CERTIFICATES:       Class B Certificates, Class I Certificates,
                                Class O Certificates and Residual Certificates.
                                The Class I Certificates are a senior
                                interest-only class. The Class O Certificates are a subordinate class and represent the overcollateralization amount as described herein.

SELLER & SERVICER:              NovaStar Mortgage, Inc. (the "Seller" or the
                                "Servicer").

DEPOSITOR:                      NovaStar Mortgage Funding Corporation (the
                                "Company").

TRUSTEE & CUSTODIAN:            Citibank, N.A.

CERTIFICATE ADMINISTRATOR:      First Union National Bank.

LEAD UNDERWRITER:               Wachovia Securities.

CO-UNDERWRITERS                 Greenwich Capital Markets and Morgan Stanley.

CLOSING DATE:                   On or about March [28], 2002.

REGISTRATION:                   DTC, Clearstream, Luxembourg and the Euroclear
                                System.

ACCRUED INTEREST:               The Offered Certificates will settle with NO
                                accrued interest (settle flat).

DISTRIBUTION DATES:             The 25th of each month, or if such day is not a
                                business day, the next succeeding business day, commencing on April 25, 2002.

RECORD DATE:                    With respect to the Offered Certificates, the
                                last business day prior to the applicable
                                Distribution Date. With respect to the Offered
                                Certificates, the Record Date for the first
                                Distribution Date is April 24, 2002.

CUT-OFF DATE:                   With respect to each Initial Mortgage Loan, the
                                later of (i) the date of origination of such mortgage loan or (ii) March 1, 2002.

DUE DATE:                       The first day of the month of the related
                                Distribution Date.



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


DUE PERIOD:                     With respect to any mortgage loan and Due Date,
                                the period commencing on the second day of the month preceding the month of such Distribution
                                Date and ending on the related Due Date.

PAYMENT DELAY:                  None for the Offered Certificates.

DAY COUNT:                      With respect to the Offered Certificates,
                                actual/360.

SERVICING FEE:                  0.50% per annum of the aggregate principal
                                balance of the mortgage loans ("Servicing Fee").

ADMINISTRATIVE FEES:            Mortgage insurance fees, trustee fees, and
                                servicing fees.

CLEAN-UP CALL: The Servicer has a clean-up call option which, if exercised, would result in prepayment of the certificates on any Distribution Date on or after which the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of the aggregate principal balance of the Closing Date Mortgage Loans plus the initial Pre-Funding Amount. The first Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call Date."

DENOMINATION:                   $25,000 minimum and multiples of $1,000 in
                                excess thereafter.

SMMEA ELIGIBILITY:              After the end of the Pre-Funding Period, the
                                Class A Certificates, Class M-1 Certificates,
                                Class AIO Certificates and Class P Certificates will constitute "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or review by certain regulatory authorities may be subject to restrictions on investment in the certificates.

ERISA ELIGIBILITY:              The Offered Certificates, other than the Class
                                AIO Certificates and Class P Certificates, may be purchased by ERISA plans after the expiration of the Pre-Funding Period, provided that certain conditions are satisfied. The Non-Offered
                                Certificates may not be acquired by or on behalf of an ERISA plan.

TAX STATUS:                     The Trust will elect to be treated as one or
                                more REMICs for federal income tax purposes. The
                                Offered Certificates, other than that portion representing the right to receive payments in excess of the weighted average net mortgage rate, will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Certificates as income in accordance with an accrual method of accounting.

MORTGAGE LOAN POOL:             The mortgage loan pool consists of conventional,
                                monthly payment, first lien, adjustable rate and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

                                The mortgage loan pool is divided into two loan groups designated as Group I and Group II (collectively, "Groups"). Group I consists exclusively of mortgage loans with conforming balances (the "Group I Mortgage Loans") and Group II consists of a combination of mortgage loans that have a conforming balance and mortgage loans that do not have a conforming balance (the "Group II Mortgage Loans").


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                The Class A-1 Certificates primarily represent interests in the Group I Mortgage Loans. The Class A-2 Certificates primarily represent interests in the Group II Mortgage Loans. The Class I Certificates, Class AIO Certificates, Class M Certificates, Class B Certificates, Class O Certificates and Class P Certificates represent interests in both the Group I Mortgage Loans and the Group II Mortgage Loans.

INITIAL MORTGAGE LOANS:         As of the Statistical Calculation Date, the
                                aggregate principal balance of the Initial
                                Mortgage Loans was approximately $260,527,854, consisting of approximately $180,459,838 of
                                Group I Mortgage Loans (the "Initial Group I
                                Mortgage Loans") and approximately $80,068,015 of Group II Mortgage Loans (the "Initial Group
                                II Mortgage Loans"). The Initial Group I
                                Mortgage Loans and the Initial Group II Mortgage
                                Loans are collectively referred to herein as the "Initial Mortgage Loans."

                                The information set forth herein regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date, which is a date at least one month earlier than the related Cut-off Date. As a result, any scheduled principal payments due prior to the Cut-off Date will not be an asset of the Trust and will reduce the principal balance of the related mortgage loan prior to its inclusion to the Trust. As a result, the information on the Initial Mortgage Loans will change to reflect those payments and the statistics set forth herein will differ from the actual statistics of the Initial Mortgage Loans as of the Cut-off Date.

STATISTICAL CALCULATION DATE:   February 1, 2002.

ADDITIONAL MORTGAGE LOANS:      On the Closing Date, "Additional Mortgage Loans"
                                will be added to the mortgage loan pool. The
                                Additional Mortgage Loans are expected to have an aggregate principal balance of approximately
                                $89,472,146 as of the Cut-off Date. It is expected that the composition and characteristics of the Additional Mortgage Loans will be the similar to those of the Initial
                                Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and
                                Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage
                                Loans will be approximately $350,000,000.

PRE-FUNDING AMOUNT:             On the Closing Date, the Trust will deposit
                                approximately $150,000,000 (the "Pre-Funding
                                Amount") into an account (the "Pre-Funding
                                Account"). Funds on deposit in the Pre-Funding
                                Account will be used to acquire "Subsequent
                                Mortgage Loans" during the Pre-Funding Period.
                                The composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

                                The "Pre-Funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000 and
                                (ii) June 25, 2002.

                                To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by June 25, 2002, the Trust will apply the remaining amounts as a prepayment of principal to the certificates on that Distribution Date. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the certificates from amounts in the Pre-Funding Account.


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



CAPITALIZED INTEREST ACCOUNT:   On the Closing Date, the Seller will deposit
                                funds into the "Capitalized Interest Account" to cover interest shortfalls during the Pre-Funding
                                Period.

MONTHLY SERVICER ADVANCES:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

CREDIT ENHANCEMENT:             Credit enhancement for the structure is provided
                                by the following:

                               (1) Subordination: The Class O Certificates are subordinate to the Class B Certificates. The Class B Certificates are subordinate to the Class M Certificates. The Class M Certificates are subordinate to the Class I Certificates, Class A Certificates and Class AIO Certificates. The rights of the holders of Class M Certificates with higher numerical designations will be subordinate to the rights of holders of Class M Certificates with lower numerical designations. The Class A Certificates and Class AIO Certificates are subordinate to the Class I Certificates.

                               (2) Overcollateralization: Overcollateralization will initially be approximately 1.75% of the sum of: (a) the aggregate principal balance of the Closing Date Mortgage Loans and (b) the initial Pre-Funding Amount. The Class O Certificates represent the overcollateralization amount.

                               (3)  Mortgage Insurance: Generally, mortgage
                                    loans with a loan-to-value ratio in excess of 60% are covered by an insurance policy. Approximately 88.78% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by PMI Mortgage Insurance Co. ("PMI") or Mortgage Guaranty Insurance Corp. ("MGIC") (such loans are the "Insured Mortgage Loans"). Approximately 6.11% of the Initial Mortgage Loans have a loan-to-value ratio in excess of 60% AND are not insured. Additionally, approximately 5.11% of the Initial Mortgage Loans have a loan-to-value ratio less than or equal to 60% AND are not insured.

                                    Each mortgage insurance policy provided by PMI and MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 51% and 55%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 53.38% of the Insured Mortgage Loans are insured by PMI and approximately 46.62% are insured by MGIC.

                               (4) Cross-Collateralization: The mortgage loans are divided into two subpools. The Class A-1 Certificates and Class A-2 Certificates are each primarily supported by a designated subpool. Under certain circumstances, as described herein, each class of Class A Certificates will be able to receive payments from collections on its respective subpool, and each such class holds a contingent interest in the subpool of the other class of Class A Certificates. Both subpools will support the Class I Certificates, Class AIO Certificates, Class P Certificates, Class M Certificates and Class B Certificates.


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                    STRUCTURE

THE TRUST:                      The certificates will be backed by the Trust
                                estate created by the pooling and servicing agreement, which consists primarily of the following:

                                (i) the mortgage loans;

                                (ii) collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                                (iii) the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the certificateholders;

                                (iv) mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                                (v) an assignment of the Company's rights under the purchase agreement;

                                (vi) amounts on deposit in the Capitalized
                                Interest Account and the Pre-Funding Account;

                                (vii) the trustee's rights under the converted loan purchase agreement;

                                (viii) proceeds from certain hedging agreements; and

                                (ix) proceeds of the above.

AVAILABLE FUNDS:                The "Available Funds" for each Distribution Date
                                will equal the amount received by the Servicer and remitted to the Trustee and available in the payment account on that Distribution Date. The
                                Available Funds will generally be equal to the sum of the following amounts, net of Administrative Fees and amounts reimbursable to the Servicer:

                                (i) the aggregate amount of scheduled payments on the mortgage loans due on the related Due Date and received on or prior to the related Determination Date;

                                (ii) miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

                                (iii) any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans;

                                (iv) all advances made for the related
                                Distribution Date;

                                (v) on the Distribution Date that follows the termination of the Pre-Funding Period, the remaining amount on deposit in the Pre-Funding Account at that time;

                                (vi) during the Pre-Funding Period, the amount withdrawn, if any, from the Capitalized Interest Account; and


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                (vii) amounts on deposit in the Supplemental
                                Interest Trust.

PREPAYMENT PERIOD:              The "Prepayment Period" for any Distribution
                                Date is the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls
                                (or, in the case of the first Distribution Date, commencing on the Cut-Off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

DETERMINATION DATE              With respect to any Distribution Date, the
                                15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.


                                            INTEREST DISTRIBUTIONS

INTEREST PAYMENTS:              On each Distribution Date, the holders of the
                                Class I Certificates, Class A Certificates,
                                Class M Certificates, and Class B Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance (or notional balance, as the case may be) immediately prior to such Distribution Date at the related pass-through rate for the related accrual period, reduced for certain shortfalls described herein. Holders of the Class AIO Certificates will be entitled to the Class AIO Current
                                Interest as described in "Current Interest," reduced for certain shortfalls also described herein.

                                The pass-through rate for the Class A
                                Certificates, Class M Certificates and Class B Certificates is the lesser of (1) the formula rate for that class and Distribution Date and
                                (2) the Available Funds Cap Rate for that
                                Distribution Date.

                                The formula rate for each class of certificates is as follows (MARGINS WILL BE DETERMINED AT PRICING):

                                Class                           Rate
                                -----                           ----
                                A-1          1-Month LIBOR plus _______%
                                A-2          1-Month LIBOR plus _______%
                                M-1          1-Month LIBOR plus _______%
                                M-2          1-Month LIBOR plus _______%
                                M-3          1-Month LIBOR plus _______%
                                B            1-Month LIBOR plus _______%

                                The "Rate Step Up Date" is the first
                                Distribution Date to occur after the Clean-up Call Date. On and after the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times and the margin on the Class M Certificates and Class B Certificates will increase by 1.5 times.

                                CALCULATION OF 1-MONTH LIBOR
                                The London interbank offered rate for one-month United States dollar deposits ("1-Month LIBOR") for each accrual period for the certificates will be determined on the second London business day preceding such accrual period on the basis of the offered rates of the reference banks for one-month United States dollar deposits, such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time).

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

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Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                The 1-Month LIBOR rate for the first accrual period and the first Distribution Date is established two London business days prior to the Closing Date.

AVAILABLE FUNDS CAP RATE:       The "Available Funds Cap Rate" for each
                                Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount for that Distribution Date, less the sum of Administrative Fees for that Distribution Date and the Class I Monthly Interest Distributable
                                Amount, and the denominator of which is equal to the product of (1) the number of days in the current accrual period divided by 360 and (2) the aggregate certificate principal balance of the Offered Certificates and the Class B
                                Certificates immediately prior to that
                                Distribution Date.

                                With respect to each class and any Distribution Date, to the extent that the amount of interest calculated with respect to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Shortfall"), such amount will be paid to such class out of the Supplemental Interest Trust to the extent of funds available.

                                If the funds in the Supplemental Interest Trust on a Distribution Date are insufficient to pay the Available Funds Cap Shortfall for that Distribution Date, the remaining unpaid amount shall be carried forward and distributed, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future Distribution Dates.

                                Interest on the certificates will accrue during each accrual period. The accrual period for the Offered Certificates and the Class B Certificates is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the Closing Date. For the Offered Certificates and the Class B Certificates, interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

INTEREST REMITTANCE AMOUNT:     The "Interest Remittance Amount" for any
                                Distribution Date is that portion of the Available Funds for the related Distribution
                                Date allocable to interest.

INTEREST REMITTANCE FORMULA
AMOUNT: The "Interest Remittance Formula Amount" as of any Distribution Date is an amount equal to (a) the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related Due Period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the related Due Period minus (b) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related Prepayment Period.

CLASS I CERTIFICATE
TERMINATION DATE:               December 27, 2004.

INTEREST ALLOCATION:            On each Distribution Date, the Certificate
                                Administrator, on behalf of the Trustee will distribute the prepayment penalties collected on the Group I Mortgage Loans and Group II Mortgage
                                Loans during the prior prepayment period to the holders of the Class P Certificates. After making that distribution, the Certificate
                                Administrator, on behalf of the Trustee, will apply that portion of the Available Funds, pro rata from amounts received from the Group I
                                Mortgage Loans and Group II Mortgage Loans, representing the Interest Remittance Amount for the

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                Distribution Date to the payment of the
                                Administrative Fees for that Distribution Date. After the distribution described in the preceding sentence, the Certificate Administrator, on behalf of the Trustee, will apply the remaining Interest Remittance Amount in the following order of priority:

                                FIRST, on each Distribution Date prior to the Class I Certificate Termination Date, payable from the Interest Remittance Amount for both Groups, to the holders of the Class I Certificates, the Class I Monthly Interest Distributable Amount (to be distributed as described under "Distributions of the Class I Monthly Interest Distributable Amount");

                                SECOND, concurrently, with equal priority of payments;

                                (A)   payable from the remaining Interest
                                      Remittance Amount for both Groups, to the Supplemental Interest Trust, the Class AIO Monthly Interest Distributable Amount (to be distributed in accordance with the priorities described herein under "Supplemental Interest Trust");

                                (B) payable solely from the remaining Interest Remittance Amount relating to the Group I Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-2 Certificates for that Distribution Date, to the holders of the Class A-1 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                                (C) payable solely from the remaining Interest Remittance Amount relating to the Group II Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-1 Certificates for that Distribution Date, to the holders of the Class A-2 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                                THIRD, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the Class M-1 Certificates;

                                FOURTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the Class M-2 Certificates;

                                FIFTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for Class M-3 Certificates;

                                SIXTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class B Certificates, the Monthly Interest Distributable Amount for Class B Certificates; and


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                SEVENTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Residual Certificates, any remainder.

CLASS AIO MONTHLY INTEREST      The "Class AIO Monthly Interest Distributable
DISTRIBUTABLE AMOUNT:           Amount" means, for any Distribution Date, the
                                Class AIO Current Interest for that Distribution
                                Date plus any Class AIO Unpaid Interest
                                Shortfall Amount on that Distribution Date.

CLASS I MONTHLY INTEREST        On each Distribution Date prior to the
DISTRIBUTABLE AMOUNT:           occurrence of a Notional Amount Test Event (a
                                "Notional Amount Test Event" occurs when, on any given date, the aggregate scheduled notional amount used in calculating the Class I Monthly
                                Interest Distributable Amount exceeds the aggregate principal balance of the mortgage loans):

                                Commencing on the first Distribution Date through and including the Distribution Date in November 2003, an amount equal to the (positive) product of (x) 3.64% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $300,000,000 notional amount.

                                For the Distribution Date in December 2003, an amount equal to the (positive) product of (x) 3.94% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $175,000,000 notional amount.

                                For the Distribution Date commencing in January 2004 through and including November 2004, an amount equal to the (positive) product of (x) 4.15% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $50,000,000 notional amount.

                                For the final Distribution Date, which shall be the Distribution Date in December 2004, an amount equal to the (positive) product of (x) 4.49% minus 1-Month LIBOR (on an actual/360 basis), and (y) a $25,000,000 notional amount.

                                In the event that the Class I Monthly Interest Distributable Amount is not a positive number, no payment will be made in respect of the Class I Monthly Interest Distributable Amount.

                                On each Distribution Date after the occurrence of a Notional Amount Test Event, the notional amounts used to calculate the Class I Monthly Interest Distributable Amount on each respective Distribution Date shall be reduced in accordance with the pooling and servicing agreement.

DISTRIBUTIONS OF THE CLASS I    The holders of the Class I Certificates have
MONTHLY INTEREST                pledged their interest in the Class ICertificate
DISTRIBUTABLE AMOUNT:           to the Supplemental Interest Trust. Thus, any
                                amounts received in respect of the Class I
                                Monthly Interest Distributable Amount will be paid into the Supplemental Interest Trust.


SUPPLEMENTAL INTEREST TRUST:    On each Distribution Date prior to the Class I
                                Certificate Termination Date, funds deposited to the Supplemental Interest Trust will equal the sum of (a) the Class I Monthly Interest
                                Distributable Amount, (b) any amounts received from the swap agreements, and (c) the Class AIO
                                Monthly Interest Distributable Amount. On each
                                Distribution Date after the Class I Certificate
                                Termination Date, funds deposited to the Supplemental Interest Trust will equal the sum of (x) any amounts received from the cap agreement, and (y) the Class AIO Monthly
                                Interest Distributable Amount.

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                On each Distribution Date, from the aggregate amounts on deposit in the Supplemental Interest Trust, the Certificate Administrator will make the following distributions in the following order of priority:


                                (i) first, to each swap counterparty its respective swap counterparty payment for such Distribution Date;

                                (ii)     second, any Available Funds Cap
                                         Shortfall arising on such Distribution
                                         Date, plus any Available Funds Cap
                                         Shortfall not paid on prior
                                         Distribution Dates, to the Offered
                                         Certificates (other than the Class AIO
                                         Certificates and Class P Certificates)
                                         and Class B Certificates in the
                                         following order of priority:
                                         Concurrently to Class A-1 Certificates
                                         and Class A-2 Certificates, and then to
                                         the Class M-1 Certificates, Class M-2
                                         Certificates, Class M-3 Certificates
                                         and Class B Certificates; and

                                (iii) third, any remaining amounts will be paid to the holders of the Class I Certificates and Class AIO Certificates on a proportional basis according to the respective amounts paid into the Supplemental Interest Trust.

CURRENT INTEREST:               The "Current Interest" for each of the Class
                                A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B Certificates for any Distribution
                                Date shall be the amount of interest accrued during the related accrual period on the related certificate principal balance thereof immediately preceding such Distribution Date at the related pass-through rate (subject to the Available Funds Cap Rate). On any Distribution
                                Date, the Current Interest for each class of certificates will be reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Civil Relief Act (allocated among each class of certificates pro rata based on their respective interest entitlements irrespective of such shortfalls).

                                The "Class AIO Current Interest" as of any
                                Distribution Date is equal to the excess of (x) Interest Remittance Formula Amount for that Distribution Date less (y) the sum of the Administrative Fees, the current interest for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3 and Class B Certificates, and the Class I Monthly Interest Distributable Amount for that Distribution Date.


MONTHLY INTEREST                The "Monthly Interest Distributable Amount" for
DISTRIBUTABLE AMOUNT:           any Distribution Date and the Offered
                                Certificates (other than the Class AIO
                                Certificates and Class P Certificates) and the
                                Class B Certificates, is the sum of (a) the Unpaid Interest Shortfall Amount for that class and Distribution Date and (b) the Current
                                Interest for that class and Distribution Date.
                                In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest
                                Shortfall Amount and the current interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.

UNPAID INTEREST SHORTFALL       The "Unpaid Interest Shortfall Amount" means (i)
AMOUNT:                         for each class of certificates (other than the
                                Class AIO Certificates and Class P Certificates) and the first Distribution Date, zero, and (ii) with respect to the Offered Certificates (other than the Class AIO Certificates and Class P
                                Certificates), the Class I Certificates and the
                                Class B Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Monthly Interest
                                Distributable Amount for such class for the immediately preceding Distribution Date exceeds
                                (b) the aggregate amount distributed on such class in respect of interest on such preceding
                                Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


CLASS AIO UNPAID INTEREST       The "Class AIO Unpaid Interest Shortfall Amount"
SHORTFALL AMOUNT:               means (i) for the first Distribution Date, zero
                                and (ii) for any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Class AIO Monthly Interest
                                Distributable Amount on the immediately
                                preceding Distribution Date exceeds (b) the aggregate amount distributed to the holders of the Class AIO Certificates on such preceding
                                Distribution Date, plus interest on that amount, at the Class AIO pass-through rate for the related accrual period plus any payments made in respect of an Available Funds Cap Shortfall made on the immediately preceding Distribution Date.


                                             PRINCIPAL DISTRIBUTIONS

                                Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates and the Class B Certificates.

PRINCIPAL REMITTANCE AMOUNT:    The "Principal Remittance Amount" means with
                                respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the mortgage loans by the Servicer that were due during the related due period,
                                (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the Servicer during the related
                                Prepayment Period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such
                                Prepayment Period, (iv) that portion of the repurchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such Prepayment
                                Period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment
                                Period, (vi) in the case of the Distribution
                                Date immediately following the end of the pre-funding period, any amount remaining in the pre-funding account and not used by the Trustee to purchase subsequent mortgage loans and (vii) on the Distribution Date on which the Trust is to be terminated, that portion of the termination price relating to principal.

PRINCIPAL ALLOCATION:           On each Distribution Date (a) prior to the
                                Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

                                FIRST, concurrently, with equal priority of payment:

                                (A)   payable solely from the Principal
                                      Remittance Amount relating to the Group I
                                      Mortgage Loans, to the holders of the
                                      Class A-1 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-1 Certificates is reduced to zero;

                                (B)   payable solely from the Principal
                                      Remittance Amount relating to the Group II
                                      Mortgage Loans, to the holders of the
                                      Class A-2 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-2 Certificates is reduced to zero;

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                SECOND, concurrently, with equal priority of payment:

                                (A) if the certificate principal balance of the Class A-1 Certificates has been reduced to zero, then to the holders of the Class A-2 Certificates the amount of any remaining Principal Remittance Amount relating to the Group I Mortgage Loans, until the certificate principal balance of the Class A-2 Certificates has been reduced to zero;

                                (B) if the certificate principal balance of the Class A-2 Certificates has been reduced to zero, then to the holders of the Class A-1 Certificates the amount of any remaining Principal Remittance Amount relating to the Group II Mortgage Loans, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                                THIRD, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of Class M-1 Certificates, until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                                FOURTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                                FIFTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, until the certificate principal balance of the Class M-3 Certificates has been reduced to zero;

                                SIXTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class B Certificates, until the certificate principal balance of the Class B Certificates has been reduced to zero; and

                                SEVENTH, to the holders of the Class O
                                Certificates, any remainder.

                                On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal as follows:

                                FIRST, to the holders of the Class A
                                Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, and Class B Certificates, sequentially, to maintain the credit enhancement levels shown in the table below:
                                                                 Target Credit
                                Class       Target % of Pool      Enhancement
                                A                83.00%              17.00%
                                M-1              88.00%              12.00%
                                M-2              92.00%               8.00%
                                M-3              95.00%               5.00%
                                B                96.50%               3.50%

                                SECOND, to the holders of the Class O
                                Certificates, until the principal balance thereof is reduced to zero; and

                                THIRD, to the holders of the Residual
                                Certificates.

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                Any distributions of principal to the Class A Certificates in FIRST above shall be paid to the Class A Certificates, concurrently, with each class receiving an amount equal to the product of the Class A Principal Distribution Amount and a fraction, the numerator of which is the Principal Remittance Amount for the related Group and the denominator of which is the Principal Remittance Amount for both Groups.

                                The allocation of principal with respect to the Class A Certificates on each Distribution Date prior to the Crossover Date or on which a Trigger Event is in effect will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the other certificates. Increasing the relative proportion of the Trust's assets in the Class M Certificates, Class B Certificates and the Class O Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class M Certificates, Class B Certificates and the Class O Certificates.

CROSSOVER DATE:                 The Crossover Date means the later to occur of
                                (i) the earlier to occur of (x) the Distribution
                                Date occurring in the 37th period and (y) the Distribution Date on which the aggregate principal balance of the Class A Certificates is reduced to zero; and (ii) the first Distribution
                                Date on which the credit enhancement percentage for the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the certificates) is greater than or equal to 17%.

TRIGGER EVENT:                  A Trigger Event is in effect with respect to any
                                Distribution Date if the three-month rolling average of mortgage loans delinquent [60] days or more exceeds [17%] of the remaining pool balance.


                                   CREDIT ENHANCEMENT

                                Credit enhancement is provided by subordination, overcollateralization, private mortgage insurance and cross-collateralization.

                                SUBORDINATION
                                The rights of the holders of the Class B
                                Certificates to receive distributions will be subordinated, to the extent described in the prospectus supplement, to the rights of the holders of the Class M Certificates. The rights of the holders of the Class M Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A Certificates. The rights of the holders of the Class A Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class I Certificates.

                                In addition, the rights of the holders of the Class M Certificates with higher numerical class designations will be subordinated to the rights of holders of the Class M Certificates with lower numerical class designations.

                                Subordination is intended to enhance the likelihood of regular distributions on the more senior classes of certificates and to afford those certificates protection against losses.

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                                OVERCOLLATERALIZATION
                                The Trust will have an initial level of
                                principal overcollateralization of approximately $8,750,000 (the "Overcollateralization Amount"), which is 1.75% of the sum of (a) the aggregate principal balance of the Closing Date Mortgage Loans and (b) the initial Pre-Funding Amount. Overcollateralization, represented by the Class O Certificates, is available for the benefit of all classes of Offered Certificates, the Class I Certificates and the Class B Certificates. The overcollateralization amount, if reduced, will not be increased at a later date through the application of "excess interest" or otherwise.

                                MORTGAGE INSURANCE
                                The Seller has acquired, on behalf of the Trust, loan-level mortgage insurance policies for approximately 93.56% of the Initial Mortgage Loans with a loan-to-value ratio in excess of 60%. The terms and conditions of the mortgage insurance policies are further discussed below.

                                CROSS-COLLATERALIZATION
                                The mortgage loans have been divided into two subpools, Group I and Group II. The Group I Mortgage Loans primarily support the Class A-1 Certificates. The Group II Mortgage Loans primarily support the Class A-2 Certificates. Both Groups provide support to the Class I Certificates, Class AIO Certificates, Class P Certificates, Class M Certificates, and Class B Certificates. To the extent that available funds from one group of mortgage loans is insufficient to make a required payment of interest or principal to the related class of Class A Certificates, then any remaining available funds from the other group may be used in order to make such required payment of interest or principal.

ALLOCATION OF LOSSES:           Any realized losses on the mortgage loans will
                                be allocated in the following order of priority:
                                FIRST, to the Overcollateralization Amount, which is represented by the Class O
                                Certificates, SECOND, to the Class B
                                Certificates, THIRD, to the Class M-3
                                Certificates, FOURTH, to the Class M-2
                                Certificates, and FIFTH, to the Class M-1
                                Certificates.

                                The pooling and servicing agreement does not permit the allocation of realized losses to the Class I Certificates, Class A-1 Certificates, Class A-2 Certificates, Class AIO Certificates, or Class P Certificates. Investors in the Class A-1 Certificates and Class A-2 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates and Class A-2 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates and Class A-2 Certificates all interest and principal amounts to which they are then entitled.

                                Once realized losses have been allocated to the Class B Certificates and Class M Certificates, such amounts with respect to these certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

MORTGAGE INSURANCE POLICIES:    As of the Cut-Off Date, approximately 53.38% and
                                46.62% of the Insured Mortgage Loans are covered by policies issued by PMI and MGIC, respectively. Each mortgage insurance policy insures losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of insurer, either:


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                                The sum of (i) the principal balance of the mortgage loan, (ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount") in which case the mortgage insurer would take title to the mortgaged property, or

                                An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

                                The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the Original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each Insured Mortgage Loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of 51% for loans insured by PMI and 55% for loans insured by MGIC. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

                                Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the related mortgage loans.

CONVERSION FEATURE OF           Approximately 61.15% of the Initial Mortgage
ADJUSTABLE-RATE LOANS:          Loans are, at the borrower's option, subject to
                                conversion during a certain period into
                                fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property;
                                (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED LOANS      In the event of a conversion of a mortgage loan
PURSUANT TO THE CONVERSION      from an adjustable-rate to a fixed-rate,
FEATURE:                        NovaStar Capital, Inc., an affiliate of the
                                Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar
                                Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock
                                Exchange under the symbol NFI.

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE INITIAL MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE. AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE, AN ADDITIONAL MORTGAGE LOAN POOL WILL BE ADDED TO THE INITIAL MORTGAGE LOANS TO FORM THE CLOSING DATE MORTGAGE LOANS. THE ADDITIONAL MORTGAGE LOANS WILL CONSIST OF MORTGAGE LOANS CLOSED AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE. IT IS EXPECTED THAT THE COMPOSITION AND CHARACTERISTICS OF THE ADDITIONAL MORTGAGE LOAN POOL WILL BE SIMILAR TO THE COMPOSITION AND CHARACTERISTICS OF THE INITIAL MORTGAGE LOANS IN ALL MATERIAL RESPECTS.

THE INFORMATION SET FORTH HEREIN REGARDING THE INITIAL MORTGAGE LOANS IS CALCULATED AS OF THE STATISTICAL CALCULATION DATE, WHICH IS A DATE AT LEAST ONE-MONTH EARLIER THAN THE RELATED CUT-OFF DATE. AS A RESULT, ANY SCHEDULED PRINCIPAL PAYMENTS DUE PRIOR TO THE CUT-OFF DATE WILL NOT BE AN ASSET OF THE TRUST AND WILL REDUCE THE PRINCIPAL BALANCE OF THE RELATED MORTGAGE LOAN PRIOR TO ITS INCLUSION IN THE TRUST. AS A RESULT, THE INFORMATION ON THE INITIAL MORTGAGE LOANS WILL CHANGE TO REFLECT THOSE PAYMENTS AND THE STATISTICS SET FORTH HEREIN WILL DIFFER FROM THE ACTUAL STATISTICS OF THE INITIAL MORTGAGE LOANS AS OF THE CUT-OFF DATE.

THE FOLLOWING INFORMATION IS PRELIMINARY AND WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE
SUMMARY STATISTICS
--------------------------------------------------------------------------------

      PRINCIPAL BALANCE                                          $260,527,853.89
          Number of Mortgage Loans                                         1,811
          Minimum                                                     $39,547.06
          Maximum                                                    $539,720.05
          Average                                                    $143,858.56
      ORIGINAL LTV RATIO
          Minimum                                                        13.333%
          Maximum                                                       100.000%
          Weighted Average                                               81.108%
      CURRENT INTEREST RATE
          Minimum                                                         5.990%
          Maximum                                                        12.250%
          Weighted Average                                                8.758%
      FICO SCORE
          Minimum                                                            482
          Maximum                                                            811
          Weighted Average                                                   629
      REMAINING TERM
          Minimum                                                     118 Months
          Maximum                                                     360 Months
          Weighted Average                                            326 Months
      PRODUCT TYPE
          Fully Amortizing Fixed Rate Mortgage Loans                      16.63%
          Fully Amortizing Adjustable Rate Mortgage Loans                 68.42%
          Fixed Rate Balloon Mortgage Loans                               14.95%
      LIEN POSITION
          First Lien                                                     100.00%
      PROPERTY TYPE
          Single Family Residence                                         77.54%
          PUD                                                             12.30%
          Multi-Unit                                                       4.73%
          Condo                                                            5.43%
      OCCUPANCY STATUS
          Primary                                                         94.14%
          Investment (Non-Owner Occupied)                                  4.65%
          Secondary                                                        0.87%
          Investment (Owner Occupied)                                      0.34%
      GEOGRAPHIC CONCENTRATION (IN EXCESS OF 5.00%)
          California                                                      22.65%
          Florida                                                         10.82%
          Michigan                                                         6.01%
          Number of States*                                                   46
          Largest Zip Code Concentration (CO / 80013)                      0.55%
      % OF LOANS WITH PREPAYMENT PENALTIES                                85.73%
      % OF LOANS WITH MORTGAGE INSURANCE                                  88.78%
      *Includes the District of Columbia

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


SUMMARY STATISTICS OF THE INITIAL ARM LOANS
--------------------------------------------------------------------------------

  PRINCIPAL BALANCE                                            $178,261,315.52
  PRODUCT TYPE*
      2/28 Mortgage Loan                                                90.11%
      3/27 Mortgage Loan                                                 9.73%
      5/25 Mortgage Loan                                                 0.17%
  INDEX TYPE
      6-Month LIBOR                                                     99.83%
      1-Year CMT                                                         0.17%
  GROSS MARGIN
      Minimum                                                           3.625%
      Maximum                                                           8.000%
      Weighted Average                                                  5.786%
  MINIMUM INTEREST RATE
      Minimum                                                           5.990%
      Maximum                                                          11.125%
      Weighted Average                                                  8.748%
  MAXIMUM INTEREST RATE
      Minimum                                                          12.250%
      Maximum                                                          18.125%
      Weighted Average                                                 15.746%
  INITIAL INTEREST RATE CAP
      Minimum                                                           3.000%
      Maximum                                                           3.000%
      Weighted Average                                                  3.000%
  PERIODIC INTEREST RATE CAP
      Minimum                                                           1.000%
      Maximum                                                           3.000%
      Weighted Average                                                  1.003%
  MONTHS TO ROLL
      Minimum                                                               20
      Maximum                                                               60
      Weighted Average                                                      24
      *Sum of Product Types does not equal 100.00% due to rounding.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
CURRENT INTEREST RATE (%)           MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------    ------------------------     ---------------------     -----------------------
  5.501 -  6.000                                     1               $269,160.66                        0.10%
  6.001 -  6.500                                     9              2,234,365.17                        0.86
  6.501 -  7.000                                    49              8,665,559.74                        3.33
  7.001 -  7.500                                   108             20,738,540.13                        7.96
  7.501 -  8.000                                   240             38,244,312.66                       14.68
  8.001 -  8.500                                   299             46,656,781.55                       17.91
  8.501 -  9.000                                   396             55,404,032.55                       21.27
  9.001 -  9.500                                   240             34,556,465.17                       13.26
  9.501 - 10.000                                   264             31,218,628.22                       11.98
 10.001 - 10.500                                    96             10,484,826.98                        4.02
 10.501 - 11.000                                    80              9,161,168.27                        3.52
 11.001 - 11.500                                    16              1,679,215.59                        0.64
 11.501 - 12.000                                    11                940,336.25                        0.36
 12.001 - 12.500                                     2                274,460.95                        0.11

                               ------------------------     ---------------------     -----------------------
TOTAL                                            1,811           $260,527,853.89                      100.00%
                               ========================     =====================     =======================


                                     NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
PRINCIPAL BALANCE ($)                 MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------    ------------------------     ---------------------     -----------------------
  25,000.01 -  50,000.00                               95             $4,226,500.12                        1.62%
  50,000.01 -  75,000.00                              280             17,734,484.63                        6.81
  75,000.01 - 100,000.00                              283             24,948,172.44                        9.58
 100,000.01 - 125,000.00                              276             31,074,130.83                       11.93
 125,000.01 - 150,000.00                              234             32,202,899.96                       12.36
 150,000.01 - 175,000.00                              160             25,910,453.89                        9.95
 175,000.01 - 200,000.00                              115             21,488,774.43                        8.25
 200,000.01 - 225,000.00                               97             20,586,001.13                        7.90
 225,000.01 - 250,000.00                               81             19,188,678.76                        7.37
 250,000.01 - 275,000.00                               37              9,742,708.26                        3.74
 275,000.01 - 300,000.00                               40             11,444,588.72                        4.39
 300,000.01 - 325,000.00                               22              6,871,837.45                        2.64
 325,000.01 - 350,000.00                               30             10,153,108.84                        3.90
 350,000.01 - 375,000.00                               20              7,259,678.63                        2.79
 375,000.01 - 400,000.00                               15              5,883,500.78                        2.26
 400,000.01 - 425,000.00                                7              2,894,775.09                        1.11
 425,000.01 - 450,000.00                                6              2,636,434.79                        1.01
 450,000.01 - 475,000.00                                6              2,781,971.32                        1.07
 475,000.01 - 500,000.00                                6              2,959,433.77                        1.14
 525,000.01 - 550,000.00                                1                539,720.05                        0.21
-------------                     ------------------------     ---------------------     -----------------------
TOTAL                                               1,811           $260,527,853.89                      100.00%
                                  ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                            NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
FICO SCORE                   MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------     ------------------------     ---------------------     -----------------------
No FICO Score                                  4               $319,660.60                        0.12%
481 - 490                                      1                178,684.51                        0.07
491 - 500                                      1                 39,967.21                        0.02
501 - 510                                      1                220,792.96                        0.08
511 - 520                                      9                830,100.63                        0.32
521 - 530                                     33              4,185,158.58                        1.61
531 - 540                                     45              6,374,766.46                        2.45
541 - 550                                     40              4,563,484.63                        1.75
551 - 560                                     60              7,778,278.40                        2.99
561 - 570                                     60              7,506,976.04                        2.88
571 - 580                                    100             14,025,005.41                        5.38
581 - 590                                    105             15,613,859.42                        5.99
591 - 600                                    120             15,712,116.04                        6.03
601 - 610                                    139             20,122,087.61                        7.72
611 - 620                                    125             17,632,152.70                        6.77
621 - 630                                    170             24,815,731.10                        9.53
631 - 640                                    123             17,593,978.93                        6.75
641 - 650                                    133             19,194,207.25                        7.37
651 - 660                                    107             16,467,807.32                        6.32
661 - 670                                    105             16,837,836.13                        6.46
671 - 680                                     70              9,838,419.36                        3.78
681 - 690                                     71             10,823,996.34                        4.15
691 - 700                                     39              6,136,193.90                        2.36
701 - 710                                     31              4,521,010.06                        1.74
711 - 720                                     30              4,913,893.56                        1.89
721 - 730                                     13              1,802,179.31                        0.69
731 - 740                                     24              4,267,157.99                        1.64
741 - 750                                     15              2,624,242.47                        1.01
751 - 760                                     10              1,425,577.14                        0.55
761 - 770                                      5                562,494.19                        0.22
771 - 780                                      9              1,926,403.21                        0.74
781 - 790                                      4                584,187.60                        0.22
791 - 800                                      5                709,862.37                        0.27
801 - 810                                      3                324,733.12                        0.12
811 - 820                                      1                 54,851.34                        0.02
--------------------     ------------------------     ---------------------     -----------------------
TOTAL                                      1,811           $260,527,853.89                      100.00%
                         ========================     =====================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                      NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
ORIGINAL LTV RATIO (%)                 MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------     ------------------------     ---------------------     -----------------------
  10.001 -  15.000                                       1                $39,973.83                        0.02%
  20.001 -  25.000                                       4                358,834.88                        0.14
  25.001 -  30.000                                       9                941,602.87                        0.36
  30.001 -  35.000                                       6                451,901.38                        0.17
  35.001 -  40.000                                       5                420,849.15                        0.16
  40.001 -  45.000                                       9                989,116.91                        0.38
  45.001 -  50.000                                      18              2,114,835.74                        0.81
  50.001 -  55.000                                      27              3,483,817.96                        1.34
  55.001 -  60.000                                      38              4,523,286.08                        1.74
  60.001 -  65.000                                      60             10,512,026.52                        4.03
  65.001 -  70.000                                     134             18,697,698.27                        7.18
  70.001 -  75.000                                     162             23,034,363.82                        8.84
  75.001 -  80.000                                     458             64,000,819.61                       24.57
  80.001 -  85.000                                     270             41,238,386.82                       15.83
  85.001 -  90.000                                     352             54,271,990.06                       20.83
  90.001 -  95.000                                     177             25,188,433.56                        9.67
  95.001 - 100.000                                      81             10,259,916.43                        3.94
------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                1,811           $260,527,853.89                      100.00%
                                   ========================     =====================     =======================


REMAINING TERM TO                   NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
MATURITY (MONTHS)                    MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------   ------------------------     ---------------------     -----------------------
116 - 120                                              5               $365,483.87                        0.14%
176 - 180                                            367             46,661,456.13                       17.91
236 - 240                                             19              1,773,115.98                        0.68
296 - 300                                              1                 52,329.92                        0.02
356 - 360                                          1,419            211,675,467.99                       81.25
-----------------                ------------------------     ---------------------     -----------------------
TOTAL                                              1,811           $260,527,853.89                      100.00%
                                 ========================     =====================     =======================


                                           NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
OCCUPANCY STATUS                            MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------    ------------------------     ---------------------     -----------------------
Primary                                                   1,673           $245,255,305.05                       94.14%
Investment (Non-Owner Occupied)                             111             12,114,134.13                        4.65
Secondary                                                    20              2,265,957.96                        0.87
Investment (Owner Occupied)                                   7                892,456.75                        0.34
------------------------------------    ------------------------     ---------------------     -----------------------
TOTAL                                                     1,811           $260,527,853.89                      100.00%
                                        ========================     =====================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                  NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
RISK CLASSIFICATION                MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------   ------------------------     ---------------------     -----------------------
AAA                                                359            $57,432,738.70                       22.04%
AA                                                 437             63,298,938.55                       24.30
A                                                  291             37,643,669.47                       14.45
A-                                                 139             18,047,312.64                        6.93
Alt A                                              161             21,882,468.69                        8.40
B                                                  105             14,945,477.07                        5.74
C                                                    8                554,003.71                        0.21
C-                                                   3                410,677.17                        0.16
FICO Enhanced                                      157             21,612,708.48                        8.30
FICO Only                                          151             24,699,859.41                        9.48
----------------------------   ------------------------     ---------------------     -----------------------
TOTAL                                            1,811           $260,527,853.89                      100.00%
                               ========================     =====================     =======================

                                         NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
DOCUMENTATION TYPE                        MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------   ------------------------     ---------------------     -----------------------
Full Documentation                                      1,127           $156,834,147.96                       60.20%
Stated Income                                             477             73,890,300.30                       28.36
No Documentation                                          102             13,822,530.51                        5.31
Limited Documentation                                      50              8,265,118.20                        3.17
No Income/No Asset Verification                            55              7,715,756.92                        2.96
-----------------------------------   ------------------------     ---------------------     -----------------------
TOTAL                                                   1,811           $260,527,853.89                      100.00%
                                      ========================     =====================     =======================

                                         NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
PROPERTY TYPE                             MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------------   ------------------------     ---------------------     -----------------------
Single Family Residence                                 1,436           $202,011,294.25                       77.54%
PUD                                                       188             32,037,745.14                       12.30
Multi-Unit                                                 81             12,319,788.99                        4.73
Condo                                                     106             14,159,025.51                        5.43
-----------------------------------   ------------------------     ---------------------     -----------------------
TOTAL                                                   1,811           $260,527,853.89                      100.00%
                                      ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                  NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
MORTGAGE LOAN TYPE                 MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------------  ------------------------     ---------------------     -----------------------
2/28 - 6 Month LIBOR Index                       1,049           $160,623,060.78                       61.65%
3/27 - 6 Month LIBOR Index                         116             17,337,840.06                        6.65
5/25 - 1 Year CMT Index                              1                300,414.68                        0.12
15 Year Balloon                                    291             38,948,542.11                       14.95
10 Year Fixed Rate                                   5                365,483.87                        0.14
15 Year Fixed Rate                                  76              7,712,914.02                        2.96
20 Year Fixed Rate                                  19              1,773,115.98                        0.68
25 Year Fixed Rate                                   1                 52,329.92                        0.02
30 Year Fixed Rate                                 253             33,414,152.47                       12.83
-----------------------------  ------------------------     ---------------------     -----------------------
TOTAL                                            1,811           $260,527,853.89                      100.00%
                               ========================     =====================     =======================

                                   NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
LOAN PURPOSE                        MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------  ------------------------     ---------------------     -----------------------
Cashout                                           1,027           $148,646,608.84                       57.06%
Purchase                                            561             80,139,497.70                       30.76
Rate/Term Refinance                                 218             30,923,982.54                       11.87
Construction                                          5                817,764.81                        0.31
------------------------------  ------------------------     ---------------------     -----------------------
TOTAL                                             1,811           $260,527,853.89                      100.00%
                                ========================     =====================     =======================

                                    NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
MORTGAGE INSURANCE PROVIDER          MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------  ------------------------     ---------------------     -----------------------
PMI                                                  828           $123,458,225.64                       47.39%
MGIC                                                 769            107,833,695.99                       41.39
Uninsured                                            214             29,235,932.26                       11.22
-------------------------------  ------------------------     ---------------------     -----------------------
TOTAL                                              1,811           $260,527,853.89                      100.00%
                                 ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                      NUMBER OF INITIAL              AGGREGATE                % OF AGGREGATE
GEOGRAPHIC DISTRIBUTION                MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------     ------------------------     ---------------------     -----------------------
Arizona                                                 51             $7,328,110.69                        2.81%
Arkansas                                                25              2,957,352.16                        1.14
California                                             284             59,017,153.66                       22.65
Colorado                                                64             11,324,720.19                        4.35
Connecticut                                             12              2,057,719.92                        0.79
Delaware                                                 4                488,862.63                        0.19
District of Columbia                                    11              1,369,001.89                        0.53
Florida                                                243             28,189,990.25                       10.82
Georgia                                                 63              8,171,441.37                        3.14
Idaho                                                   13              1,883,132.74                        0.72
Illinois                                                21              2,495,931.62                        0.96
Indiana                                                 45              4,863,554.65                        1.87
Iowa                                                     1                 39,938.94                        0.02
Kansas                                                   8              1,089,520.50                        0.42
Kentucky                                                23              2,242,710.48                        0.86
Louisiana                                               12              1,247,143.49                        0.48
Maine                                                    1                229,284.99                        0.09
Maryland                                                36              6,507,937.18                        2.50
Massachusetts                                           39              7,012,901.04                        2.69
Michigan                                               128             15,658,439.92                        6.01
Minnesota                                               27              4,231,812.85                        1.62
Mississippi                                             22              2,010,294.64                        0.77
Missouri                                                33              3,007,315.06                        1.15
Montana                                                  1                374,155.09                        0.14
Nebraska                                                 1                 93,370.88                        0.04
Nevada                                                  47              6,550,507.22                        2.51
New Hampshire                                           11              1,910,545.87                        0.73
New Jersey                                              35              7,145,706.38                        2.74
New Mexico                                               2                242,857.42                        0.09
New York                                                43              7,391,573.81                        2.84
North Carolina                                          49              6,382,958.82                        2.45
Ohio                                                   106             11,593,059.59                        4.45
Oklahoma                                                26              2,681,386.14                        1.03
Oregon                                                  29              5,249,413.47                        2.01
Pennsylvania                                            27              3,086,239.15                        1.18
Rhode Island                                             9              1,109,145.97                        0.43
South Carolina                                          13              2,020,654.81                        0.78
Tennessee                                               74              6,030,132.07                        2.31
Texas                                                   51              7,313,462.47                        2.81
Utah                                                    26              3,740,870.50                        1.44
Vermont                                                  3                501,095.29                        0.19
Virginia                                                25              4,429,684.26                        1.70
Washington                                              35              6,014,483.10                        2.31
West Virginia                                            6                618,245.00                        0.24
Wisconsin                                               20              2,004,887.10                        0.77
Wyoming                                                  6                619,148.62                        0.24
                                   ------------------------     ---------------------     -----------------------
TOTAL                                                1,811           $260,527,853.89                      100.00%
                                   ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE INITIAL ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                       % OF INITIAL
                              NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
GROSS MARGIN (%)                  ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------   ------------------------     ---------------------     -----------------------
  3.501 - 4.000                                  6             $1,298,275.24                        0.73%
  4.001 - 4.500                                 27              4,924,697.07                        2.76
  4.501 - 5.000                                139             21,720,442.17                       12.18
  5.001 - 5.500                                246             38,889,045.41                       21.82
  5.501 - 6.000                                326             50,515,851.04                       28.34
  6.001 - 6.500                                257             36,785,488.92                       20.64
  6.501 - 7.000                                141             20,419,551.28                       11.45
  7.001 - 7.500                                 19              2,955,789.39                        1.66
  7.501 - 8.000                                  5                752,175.00                        0.42
------------------------   ------------------------     ---------------------     -----------------------
TOTAL                                        1,166           $178,261,315.52                      100.00%
                           ========================     =====================     =======================

                                                                                            % OF INITIAL
                                   NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
MINIMUM INTEREST RATE (%)              ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------    ------------------------     ---------------------     -----------------------
  5.501 -  6.000                                      1               $269,160.66                        0.15%
  6.001 -  6.500                                      3                735,219.25                        0.41
  6.501 -  7.000                                     18              3,981,359.94                        2.23
  7.001 -  7.500                                     64             12,474,681.87                        7.00
  7.501 -  8.000                                    153             25,319,888.82                       14.20
  8.001 -  8.500                                    221             36,811,891.26                       20.65
  8.501 -  9.000                                    272             39,848,890.03                       22.35
  9.001 -  9.500                                    171             25,765,378.47                       14.45
  9.501 - 10.000                                    171             22,077,446.98                       12.38
 10.001 - 10.500                                     56              6,324,670.83                        3.55
 10.501 - 11.000                                     35              4,291,729.25                        2.41
 11.001 - 11.500                                      1                360,998.16                        0.20
----------------------------    ------------------------     ---------------------     -----------------------
TOTAL                                             1,166           $178,261,315.52                      100.00%
                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE INITIAL ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                                             % OF INITIAL
                                    NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
MAXIMUM INTEREST RATE (%)               ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------   ------------------------     ---------------------     -----------------------
 12.001 - 12.500                                       1               $300,414.68                        0.17%
 12.501 - 13.000                                       1                269,160.66                        0.15
 13.001 - 13.500                                       2                434,804.57                        0.24
 13.501 - 14.000                                      18              3,981,359.94                        2.23
 14.001 - 14.500                                      64             12,474,681.87                        7.00
 14.501 - 15.000                                     154             25,472,630.80                       14.29
 15.001 - 15.500                                     220             36,659,149.28                       20.56
 15.501 - 16.000                                     271             39,732,180.72                       22.29
 16.001 - 16.500                                     172             25,882,087.78                       14.52
 16.501 - 17.000                                     171             22,077,446.98                       12.38
 17.001 - 17.500                                      56              6,324,670.83                        3.55
 17.501 - 18.000                                      35              4,291,729.25                        2.41
 18.001 - 18.500                                       1                360,998.16                        0.20
------------------------------   ------------------------     ---------------------     -----------------------
TOTAL                                              1,166           $178,261,315.52                      100.00%
                                 ========================     =====================     =======================

                                                                                                  % OF INITIAL
                                         NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
INITIAL INTEREST RATE CAP (%)                ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------    ------------------------     ---------------------     -----------------------
3.000                                                   1,166           $178,261,315.52                     100.00%
----------------------------------    ------------------------     ---------------------     -----------------------
TOTAL                                                   1,166           $178,261,315.52                     100.00%
                                      ========================     =====================     =======================

                                                                                                  % OF INITIAL
                                         NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
PERIODIC INTEREST RATE CAP (%)               ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------------------    ------------------------     ---------------------     -----------------------
1.000                                                   1,165           $177,960,900.84                        99.83%
3.000                                                       1                300,414.68                         0.17
----------------------------------    ------------------------     ---------------------     -----------------------
TOTAL                                                   1,166           $178,261,315.52                       100.00%
                                      ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE INITIAL ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                 % OF INITIAL
                                        NUMBER OF INITIAL           INITIAL ARM LOAN               ARM LOAN
NEXT INTEREST ADJUSTMENT DATE               ARM LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------------------------    ------------------------     ---------------------     -----------------------
November 2003                                              2               $271,637.28                        0.15%
December 2003                                             25              4,656,380.56                        2.61
January 2004                                             495             77,376,700.77                       43.41
February 2004                                            501             74,341,001.65                       41.70
March 2004                                                26              3,977,340.52                        2.23
December 2004                                              2                269,614.34                        0.15
January 2005                                              48              7,090,917.49                        3.98
February 2005                                             60              9,203,308.23                        5.16
March 2005                                                 6                774,000.00                        0.43
February 2007                                              1                300,414.68                        0.17
---------------------------------    ------------------------     ---------------------     -----------------------
TOTAL                                                  1,166           $178,261,315.52                      100.00%
                                     ========================     =====================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
--------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                          $180,459,838.46
          Number of Mortgage Loans                                         1,393
          Minimum                                                     $39,547.06
          Maximum                                                    $360,844.51
          Average                                                    $129,547.62
      ORIGINAL LTV RATIO
          Minimum                                                        13.333%
          Maximum                                                       100.000%
          Weighted Average                                               80.891%
      CURRENT INTEREST RATE
          Minimum                                                         5.990%
          Maximum                                                        11.375%
          Weighted Average                                                8.762%
      FICO SCORE
          Minimum                                                            482
          Maximum                                                            804
          Weighted Average                                                   629
      REMAINING TERM
          Minimum                                                    118  Months
          Maximum                                                     360 Months
          Weighted Average                                            326 Months
      PRODUCT TYPE
          Fully Amortizing Fixed Rate Mortgage Loans                      17.74%
          Fully Amortizing Adjustable Rate Mortgage Loans                 68.19%
          Fixed Rate Balloon Mortgage Loans                               14.07%
      LIEN POSITION
          First Lien                                                     100.00%
      PROPERTY TYPE
          Single Family Residence                                         77.27%
          PUD                                                             11.23%
          Multi-Unit                                                       6.07%
          Condo                                                            5.42%
      OCCUPANCY STATUS
          Primary                                                         92.45%
          Investment (Non-Owner Occupied)                                  6.08%
          Secondary                                                        1.01%
          Investment (Owner Occupied)                                      0.45%
      GEOGRAPHIC CONCENTRATION (IN EXCESS OF 5.00%)
          California                                                      19.43%
          Florida                                                         12.83%
          Michigan                                                         6.42%
          Number of States*                                                   45
          Largest Zip Code Concentration (CO / 80013)                      0.80%
      % OF LOANS WITH PREPAYMENT PENALTIES                                88.00%
      % OF LOANS WITH MORTGAGE INSURANCE                                  90.99%
      *Includes the District of Columbia

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


      SUMMARY STATISTICS OF THE INITIAL GROUP I ARM LOANS
      --------------------------------------------------------------------------

            PRINCIPAL BALANCE                                $123,051,199.03
            PRODUCT TYPE
                2/28 Mortgage Loan                                    88.47%
                3/27 Mortgage Loan                                    11.29%
                5/25 Mortgage Loan                                     0.24%
            INDEX TYPE
                6-Month LIBOR                                         99.76%
                1-Year CMT                                             0.24%
            GROSS MARGIN
                Minimum                                               3.625%
                Maximum                                               8.000%
                Weighted Average                                      5.768%
            MINIMUM INTEREST RATE
                Minimum                                               5.990%
                Maximum                                              10.990%
                Weighted Average                                      8.744%
            MAXIMUM INTEREST RATE
                Minimum                                              12.250%
                Maximum                                              17.990%
                Weighted Average                                     15.741%
            INITIAL INTEREST RATE CAP
                Minimum                                               3.000%
                Maximum                                               3.000%
                Weighted Average                                      3.000%
            PERIODIC INTEREST RATE CAP
                Minimum                                               1.000%
                Maximum                                               3.000%
                Weighted Average                                      1.005%
            MONTHS TO ROLL
                Minimum                                                   20
                Maximum                                                   60
                Weighted Average                                          25

      --------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          NUMBER OF                                                % OF
                                       INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
CURRENT INTEREST RATE (%)              MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------    ------------------------    ----------------------     -----------------------
  5.501 -  6.000                                        1               $269,160.66                        0.15%
  6.001 -  6.500                                        6              1,227,355.22                        0.68
  6.501 -  7.000                                       42              6,146,633.19                        3.41
  7.001 -  7.500                                       84             13,002,609.84                        7.21
  7.501 -  8.000                                      211             30,751,245.41                       17.04
  8.001 -  8.500                                      242             34,401,649.44                       19.06
  8.501 -  9.000                                      233             28,847,050.39                       15.99
  9.001 -  9.500                                      171             21,487,588.99                       11.91
  9.501 - 10.000                                      255             28,896,760.12                       16.01
10.001 -  10.500                                       88              9,387,014.61                        5.20
10.501 -  11.000                                       48              5,054,552.45                        2.80
11.001 -  11.500                                       12                988,218.14                        0.55
-------------------------------    ------------------------    ----------------------     -----------------------
TOTAL                                                1,393           $180,459,838.46                     100.00%
                                   ========================    ======================     =======================

                                    NUMBER OF                                                % OF
                                 INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
PRINCIPAL BALANCE ($)            MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------    ------------------------    ----------------------     -----------------------
  25,000.01 -  50,000.00                          80             $3,565,151.66                        1.98%
  50,000.01 -  75,000.00                         228             14,394,853.40                        7.98
  75,000.01 - 100,000.00                         238             20,999,830.03                       11.64
100,000.01 -  125,000.00                         218             24,551,651.67                       13.61
125,000.01 -  150,000.00                         183             25,151,847.89                       13.94
150,000.01 -  175,000.00                         132             21,364,407.21                       11.84
175,000.01 -  200,000.00                          97             18,169,042.09                       10.07
200,000.01 -  225,000.00                          83             17,617,495.09                        9.76
225,000.01 -  250,000.00                          68             16,122,547.69                        8.93
250,000.01 -  275,000.00                          26              6,819,005.90                        3.78
275,000.01 -  300,000.00                          33              9,422,329.07                        5.22
300,000.01 -  325,000.00                           3                923,058.93                        0.51
325,000.01 -  350,000.00                           3                997,773.32                        0.55
350,000.01 -  375,000.00                           1                360,844.51                        0.20
-------------------------    ------------------------    ----------------------     -----------------------
TOTAL                                          1,393           $180,459,838.46                      100.00%
                             ========================    ======================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                              NUMBER OF                                                % OF
                           INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
FICO SCORE                 MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------   ------------------------    ----------------------     -----------------------
No FICO Score                                3               $245,960.16                        0.14%
481 - 490                                    1                178,684.51                        0.10
491 - 500                                    1                 39,967.21                        0.02
501 - 510                                    1                220,792.96                        0.12
511 - 520                                    8                766,398.84                        0.42
521 - 530                                   28              3,352,170.81                        1.86
531 - 540                                   32              3,778,223.91                        2.09
541 - 550                                   29              3,302,962.87                        1.83
551 - 560                                   45              5,216,403.29                        2.89
561 - 570                                   45              4,966,081.78                        2.75
571 - 580                                   79             10,120,353.87                        5.61
581 - 590                                   73              9,944,571.21                        5.51
591 - 600                                   99             11,997,126.76                        6.65
601 - 610                                  107             14,449,853.45                        8.01
611 - 620                                   94             11,747,296.27                        6.51
621 - 630                                  129             17,008,828.24                        9.43
631 - 640                                   91             11,656,737.87                        6.46
641 - 650                                  107             13,506,153.09                        7.48
651 - 660                                   86             11,077,646.93                        6.14
661 - 670                                   87             11,834,050.30                        6.56
671 - 680                                   58              7,733,384.74                        4.29
681 - 690                                   51              6,893,820.37                        3.82
691 - 700                                   28              3,921,926.46                        2.17
701 - 710                                   26              3,921,056.57                        2.17
711 - 720                                   23              3,220,517.67                        1.78
721 - 730                                    8              1,153,226.11                        0.64
731 - 740                                   16              2,764,778.76                        1.53
741 - 750                                   11              1,809,689.85                        1.00
751 - 760                                    5                672,661.75                        0.37
761 - 770                                    5                562,494.19                        0.31
771 - 780                                    6              1,010,950.05                        0.56
781 - 790                                    3                350,472.12                        0.19
791 - 800                                    5                709,862.37                        0.39
801 - 810                                    3                324,733.12                        0.18
--------------------   ------------------------    ----------------------     -----------------------
TOTAL                                    1,393           $180,459,838.46                      100.00%
                       ========================    ======================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   NUMBER OF                                                % OF
                                 INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
ORIGINAL LTV RATIO (%)           MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------   ------------------------    ----------------------     -----------------------
  10.001 -  15.000                                 1                $39,973.83                        0.02%
  20.001 -  25.000                                 3                280,913.95                        0.16
  25.001 -  30.000                                 5                518,935.15                        0.29
  30.001 -  35.000                                 2                110,926.95                        0.06
  35.001 -  40.000                                 3                155,990.18                        0.09
  40.001 -  45.000                                 4                523,487.37                        0.29
  45.001 -  50.000                                11              1,095,315.44                        0.61
  50.001 -  55.000                                14              1,361,581.06                        0.75
  55.001 -  60.000                                21              2,354,858.82                        1.30
  60.001 -  65.000                                42              6,154,803.54                        3.41
  65.001 -  70.000                               111             14,573,847.86                        8.08
  70.001 -  75.000                               143             17,320,337.16                        9.60
  75.001 -  80.000                               423             52,632,419.80                       29.17
  80.001 -  85.000                               236             31,428,231.57                       17.42
  85.001 -  90.000                               226             32,051,747.14                       17.76
  90.001 -  95.000                                95             13,192,699.51                        7.31
  95.001 - 100.000                                53              6,663,769.13                        3.69
--------------------------   ------------------------    ----------------------     -----------------------
TOTAL                                          1,393           $180,459,838.46                      100.00%
                             ========================    ======================     =======================

                               NUMBER OF                                                % OF
REMAINING TERM TO           INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
MATURITY (MONTHS)           MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------------   ------------------------    ----------------------     -----------------------
116 - 120                                     4               $229,430.40                        0.13%
176 - 180                                   269             31,539,444.61                       17.48
236 - 240                                    17              1,383,103.21                        0.77
296 - 300                                     1                 52,329.92                        0.03
356 - 360                                 1,102            147,255,530.32                       81.60
---------------------   ------------------------    ----------------------     -----------------------
TOTAL                                     1,393           $180,459,838.46                      100.00%
                        ========================    ======================     =======================

                                           NUMBER OF                                                % OF
                                        INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
OCCUPANCY STATUS                        MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------------------------   ------------------------    ----------------------     -----------------------
Primary                                               1,267           $166,841,781.86                       92.45%
Investment (Non-Owner Occupied)                         104             10,978,638.86                        6.08
Secondary                                                16              1,819,026.53                        1.01
Investment (Owner Occupied)                               6                820,391.21                        0.45
---------------------------------   ------------------------    ----------------------     -----------------------
TOTAL                                                 1,393           $180,459,838.46                      100.00%
                                    ========================    ======================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                  NUMBER OF                                                % OF
                               INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
RISK CLASSIFICATION            MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
----------------------     ------------------------    ----------------------     -----------------------
AAA                                            295            $41,002,051.90                       22.72%
AA                                             351             45,567,286.92                       25.25
A                                              241             29,506,452.95                       16.35
A-                                             112             13,195,500.99                        7.31
Alt A                                          108             14,294,422.60                        7.92
B                                               78              9,273,168.57                        5.14
C                                                6                347,886.62                        0.19
C-                                               2                264,613.99                        0.15
FICO Enhanced                                   94             12,842,683.25                        7.12
FICO Only                                      106             14,165,770.67                        7.85
----------------------     ------------------------    ----------------------     -----------------------
TOTAL                                        1,393           $180,459,838.46                      100.00%
                           ========================    ======================     =======================

                                              NUMBER OF                                                % OF
                                           INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
DOCUMENTATION TYPE                         MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------   ------------------------    ----------------------     -----------------------
Full Documentation                                         843           $105,225,586.81                       58.31%
Stated Income                                              409             56,065,071.44                       31.07
No Documentation                                            75             10,093,158.41                        5.59
Limited Documentation                                       36              5,146,873.33                        2.85
No Income/No Assets Verification                            30              3,929,148.47                        2.18
------------------------------------   ------------------------    ----------------------     -----------------------
TOTAL                                                    1,393           $180,459,838.46                      100.00%
                                       ========================    ======================     =======================

                                              NUMBER OF                                                % OF
                                           INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
PROPERTY TYPE                              MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
------------------------------------   ------------------------    ----------------------     -----------------------
Single Family Residence                                  1,102           $139,448,240.54                       77.27%
PUD                                                        138             20,270,690.00                       11.23
Multi-Unit                                                  72             10,955,633.72                        6.07
Condo                                                       81              9,785,274.20                        5.42
------------------------------------   ------------------------    ----------------------     -----------------------
TOTAL                                                    1,393           $180,459,838.46                      100.00%
                                       ========================    ======================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                                % OF
                                                    INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
MORTGAGE LOAN TYPE                                  MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
2/28 - 6 Month LIBOR                                                795           $108,864,128.39                       60.33%
3/27 - 6 Month LIBOR                                                100             13,886,655.96                        7.70
5/25 - 1 Year CMT                                                     1                300,414.68                        0.17
15 Year Balloon                                                     208             25,389,207.48                       14.07
10 Year Fixed Rate                                                    4                229,430.40                        0.13
15 Year Fixed Rate                                                   61              6,150,237.13                        3.41
20 Year Fixed Rate                                                   17              1,383,103.21                        0.77
25 Year Fixed Rate                                                    1                 52,329.92                        0.03
30 Year Fixed Rate                                                  206             24,204,331.29                       13.41
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                             1,393           $180,459,838.46                      100.00%
                                                ========================    ======================     =======================

                                                       NUMBER OF                                                % OF
                                                    INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
LOAN PURPOSE                                        MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
Cashout                                                             793           $101,798,935.79                       56.41%
Purchase                                                            428             56,937,325.84                       31.55
Rate/Term Refinance                                                 169             21,143,202.57                       11.72
Construction                                                          3                580,374.26                        0.32
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                             1,393           $180,459,838.46                      100.00%
                                                ========================    ======================     =======================

                                                       NUMBER OF                                                % OF
                                                    INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
MORTGAGE INSURANCE PROVIDER                         MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
PMI                                                                 622            $82,141,571.54                       45.52%
MGIC                                                                635             82,062,717.96                       45.47
Uninsured                                                           136             16,255,548.96                        9.01
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                             1,393           $180,459,838.46                      100.00%
                                                ========================    ======================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                       NUMBER OF                                                % OF
                                                    INITIAL GROUP I            INITIAL GROUP I            INITIAL GROUP I
GEOGRAPHIC DISTRIBUTION                             MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
Arizona                                                              38             $4,716,880.44                        2.61%
Arkansas                                                             19              1,891,837.44                        1.05
California                                                          192             35,071,132.85                       19.43
Colorado                                                             49              7,779,780.31                        4.31
Connecticut                                                          11              1,704,221.23                        0.94
District of Columbia                                                  9              1,229,147.06                        0.68
Delaware                                                              4                488,862.63                        0.27
Florida                                                             205             23,144,649.39                       12.83
Georgia                                                              47              5,979,083.52                        3.31
Idaho                                                                11              1,385,221.55                        0.77
Illinois                                                             20              2,314,693.73                        1.28
Indiana                                                              36              3,383,569.70                        1.87
Iowa                                                                  1                 39,938.94                        0.02
Kansas                                                                5                551,352.44                        0.31
Kentucky                                                             19              1,925,557.79                        1.07
Louisiana                                                             9              1,035,281.77                        0.57
Maine                                                                 1                229,284.99                        0.13
Maryland                                                             25              3,658,979.52                        2.03
Massachusetts                                                        32              5,724,171.60                        3.17
Michigan                                                            101             11,583,669.24                        6.42
Minnesota                                                            20              2,749,935.13                        1.52
Mississippi                                                          20              1,540,052.89                        0.85
Missouri                                                             29              2,607,791.49                        1.45
Nebraska                                                              1                 93,370.88                        0.05
Nevada                                                               41              5,734,663.74                        3.18
New Hampshire                                                         5                673,558.28                        0.37
New Jersey                                                           23              3,974,742.54                        2.20
New Mexico                                                            2                242,857.42                        0.13
New York                                                             29              4,185,627.58                        2.32
North Carolina                                                       38              5,135,593.35                        2.85
Ohio                                                                 87              8,491,386.79                        4.71
Oklahoma                                                             23              2,168,106.84                        1.20
Oregon                                                               21              3,466,826.62                        1.92
Pennsylvania                                                         20              2,347,447.03                        1.30
Rhode Island                                                          5                523,889.57                        0.29
South Carolina                                                       10              1,215,223.24                        0.67
Tennessee                                                            58              4,904,148.84                        2.72
Texas                                                                36              4,296,877.12                        2.38
Utah                                                                 18              2,249,992.05                        1.25
Vermont                                                               2                402,161.85                        0.22
Virginia                                                             20              3,321,785.48                        1.84
Washington                                                           27              3,934,859.95                        2.18
West Virginia                                                         6                618,245.00                        0.34
Wisconsin                                                            14              1,436,975.53                        0.80
Wyoming                                                               4                306,403.11                        0.17
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                             1,393           $180,459,838.46                      100.00%
                                                ========================    ======================     =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP I ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
GROSS MARGIN (%)                                   GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
3.501 - 4.000                                                       6             $1,298,275.24                        1.06%
4.001 - 4.500                                                      24              3,914,252.54                        3.18
4.501 - 5.000                                                     110             16,275,681.74                       13.23
5.001 - 5.500                                                     178             23,901,807.45                       19.42
5.501 - 6.000                                                     255             35,463,418.80                       28.82
6.001 - 6.500                                                     204             26,348,369.70                       21.41
6.501 - 7.000                                                     103             13,791,559.60                       11.21
7.001 - 7.500                                                      11              1,305,658.96                        1.06
7.501 - 8.000                                                       5                752,175.00                        0.61
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                             896           $123,051,199.03                      100.00%
                                                ========================    ======================     =======================

                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
MINIMUM INTEREST RATE (%)                          GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
  5.501 -   6.000                                                     1               $269,160.66                        0.22%
  6.001 -   6.500                                                     3                735,219.25                        0.60
  6.501 -   7.000                                                    14              2,565,276.98                        2.08
  7.001 -   7.500                                                    51              8,430,535.18                        6.85
  7.501 -   8.000                                                   128             18,957,792.02                       15.41
  8.001 -   8.500                                                   180             26,937,224.75                       21.89
  8.501 -   9.000                                                   171             22,085,779.07                       17.95
  9.001 -   9.500                                                   126             16,707,805.46                       13.58
  9.501 -  10.000                                                   162             19,755,578.88                       16.05
 10.001 -  10.500                                                    49              5,275,339.19                        4.29
 10.501 -  11.000                                                    11              1,331,487.59                        1.08
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                               896           $123,051,199.03                      100.00%
                                                ========================    ======================     =======================



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP I ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
MAXIMUM INTEREST RATE (%)                          GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
 12.001 - 12.500                                                      1               $300,414.68                        0.24%
 12.501 - 13.000                                                      1                269,160.66                        0.22
 13.001 - 13.500                                                      2                434,804.57                        0.35
 13.501 - 14.000                                                     14              2,565,276.98                        2.08
 14.001 - 14.500                                                     51              8,430,535.18                        6.85
 14.501 - 15.000                                                    129             19,110,534.00                       15.53
 15.001 - 15.500                                                    179             26,784,482.77                       21.77
 15.501 - 16.000                                                    171             22,085,779.07                       17.95
 16.001 - 16.500                                                    126             16,707,805.46                       13.58
 16.501 - 17.000                                                    162             19,755,578.88                       16.05
 17.001 - 17.500                                                     49              5,275,339.19                        4.29
 17.501 - 18.000                                                     11              1,331,487.59                        1.08

-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                               896           $123,051,199.03                      100.00%
                                                ========================    ======================     =======================

                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
INITIAL INTEREST RATE CAP (%)                      GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
3.000                                                               896           $123,051,199.03                     100.00%
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                               896           $123,051,199.03                     100.00%
                                                ========================    ======================     =======================

                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
PERIODIC INTEREST RATE CAP (%)                     GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
1.000                                                               895           $122,750,784.35                       99.76%
3.000                                                                 1                300,414.68                        0.24
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                               896           $123,051,199.03                      100.00%
                                                ========================    ======================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP I ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP I              % OF INITIAL
                                                   NUMBER OF INITIAL              ARM LOAN                GROUP I ARM LOAN
NEXT INTEREST ADJUSTMENT DATE                      GROUP I ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------    ----------------------     -----------------------
November 2003                                                         1               $125,574.10                        0.10%
December 2003                                                        22              3,439,467.26                        2.80
January 2004                                                        361             49,195,427.57                       39.98
February 2004                                                       386             52,200,568.94                       42.42
March 2004                                                           25              3,903,090.52                        3.17
December 2004                                                         2                269,614.34                        0.22
January 2005                                                         41              5,480,632.82                        4.45
February 2005                                                        51              7,362,408.80                        5.98
March 2005                                                            6                774,000.00                        0.63
February 2007                                                         1                300,414.68                        0.24
-------------------------------------------     ------------------------    ----------------------     -----------------------
TOTAL                                                               896           $123,051,199.03                      100.00%
                                                ========================    ======================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
-----------------------------------------------------------------------------------------------------------------
      PRINCIPAL BALANCE                                                                      $80,068,015.43
          Number of Mortgage Loans                                                                      418
          Minimum                                                                                $39,893.10
          Maximum                                                                               $539,720.05
          Average                                                                               $191,550.28
      ORIGINAL LTV RATIO
          Minimum                                                                                   24.762%
          Maximum                                                                                   97.000%
          Weighted Average                                                                          81.598%
      CURRENT INTEREST RATE
          Minimum                                                                                    6.500%
          Maximum                                                                                   12.250%
          Weighted Average                                                                           8.748%
      FICO SCORE
          Minimum                                                                                       519
          Maximum                                                                                       811
          Weighted Average                                                                              630
      REMAINING TERM
          Minimum                                                                                120 Months
          Maximum                                                                                360 Months
          Weighted Average                                                                       324 Months
      PRODUCT TYPE*
          Fully Amortizing Fixed Rate Mortgage Loans                                                 14.11%
          Fully Amortizing Adjustable Rate Mortgage Loans                                            68.95%
          Fixed Rate Balloon Mortgage Loans                                                          16.93%
      LIEN POSITION
          First Lien                                                                                   100%
      PROPERTY TYPE
          Single Family Residence                                                                    78.14%
          PUD                                                                                        14.70%
          Condo                                                                                       5.46%
          Multi-Unit                                                                                  1.70%
      OCCUPANCY STATUS
          Primary                                                                                    97.93%
          Investment (Non-Owner Occupied)                                                             1.42%
          Secondary                                                                                   0.56%
          Investment (Owner Occupied)                                                                 0.09%
      GEOGRAPHIC CONCENTRATION (IN EXCESS OF 5.00%)
          California                                                                                 29.91%
          Florida                                                                                     6.30%
          Michigan                                                                                    5.09%
          Number of States**                                                                             40
          Largest Zip Code Concentration (WA / 98075)                                                 1.04%
      % OF LOANS WITH PREPAYMENT PENALTIES                                                           80.62%
      % OF LOANS WITH MORTGAGE INSURANCE                                                             83.79%
      * Sum of Product Types does not equal 100.00% due to rounding.
      **Includes the District of Columbia

-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


      SUMMARY STATISTICS OF THE INITIAL GROUP II ARM LOANS
      -----------------------------------------------------------------------------------------------------------------
            PRINCIPAL BALANCE                                                                      $55,210,116.49
            PRODUCT TYPE
                2/28 Mortgage Loan                                                                         93.75%
                3/27 Mortgage Loan                                                                          6.25%
            INDEX TYPE
                6-Month LIBOR                                                                             100.00%
            GROSS MARGIN
                Minimum                                                                                    4.250%
                Maximum                                                                                    7.250%
                Weighted Average                                                                           5.825%
            MINIMUM INTEREST RATE
                Minimum                                                                                    6.875%
                Maximum                                                                                   11.125%
                Weighted Average                                                                           8.756%
            MAXIMUM INTEREST RATE
                Minimum                                                                                   13.875%
                Maximum                                                                                   18.125%
                Weighted Average                                                                          15.757%
            INITIAL INTEREST RATE CAP
                Minimum                                                                                    3.000%
                Maximum                                                                                    3.000%
                Weighted Average                                                                           3.000%
            PERIODIC INTEREST RATE CAP
                Minimum                                                                                    1.000%
                Maximum                                                                                    1.000%
                Weighted Average                                                                           1.000%
            MONTHS TO ROLL
                Minimum                                                                                        20
                Maximum                                                                                        36
                Weighted Average                                                                               24

      -----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
CURRENT INTEREST RATE (%)                           MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
  6.001 -   6.500                                                     3             $1,007,009.95                        1.26%
  6.501 -   7.000                                                     7              2,518,926.55                        3.15
  7.001 -   7.500                                                    24              7,735,930.29                        9.66
  7.501 -   8.000                                                    29              7,493,067.25                        9.36
  8.001 -   8.500                                                    57             12,255,132.11                       15.31
  8.501 -   9.000                                                   163             26,556,982.16                       33.17
  9.001 -   9.500                                                    69             13,068,876.18                       16.32
  9.501 -  10.000                                                     9              2,321,868.10                        2.90
 10.001 -  10.500                                                     8              1,097,812.37                        1.37
 10.501 -  11.000                                                    32              4,106,615.82                        5.13
 11.001 -  11.500                                                     4                690,997.45                        0.86
 11.501 -  12.000                                                    11                940,336.25                        1.17
 12.001 -  12.500                                                     2                274,460.95                        0.34
-------------------------------------------     ------------------------     ---------------------     -----------------------
                                                                    418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
PRINCIPAL BALANCE ($)                               MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
  25,000.01 -  50,000.00                                         15               $661,348.46                        0.83%
  50,000.01 -  75,000.00                                         52              3,339,631.23                        4.17
  75,000.01 - 100,000.00                                         45              3,948,342.41                        4.93
 100,000.01 - 125,000.00                                         58              6,522,479.16                        8.15
 125,000.01 - 150,000.00                                         51              7,051,052.07                        8.81
 150,000.01 - 175,000.00                                         28              4,546,046.68                        5.68
 175,000.01 - 200,000.00                                         18              3,319,732.34                        4.15
 200,000.01 - 225,000.00                                         14              2,968,506.04                        3.71
 225,000.01 - 250,000.00                                         13              3,066,131.07                        3.83
 250,000.01 - 275,000.00                                         11              2,923,702.36                        3.65
 275,000.01 - 300,000.00                                          7              2,022,259.65                        2.53
 300,000.01 - 325,000.00                                         19              5,948,778.52                        7.43
 325,000.00 - 350,000.00                                         27              9,155,335.52                       11.43
 350,000.01 - 375,000.00                                         19              6,898,834.12                        8.62
 375,000.01 - 400,000.00                                         15              5,883,500.78                        7.35
 400,000.01 - 425,000.00                                          7              2,894,775.09                        3.62
 425,000.01 - 450,000.00                                          6              2,636,434.79                        3.29
 450,000.01 - 475,000.00                                          6              2,781,971.32                        3.47
 475,000.01 - 500,000.00                                          6              2,959,433.77                        3.70
 525,000.01 - 550,000.00                                          1                539,720.05                        0.67
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                           418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
FICO SCORE                                          MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
No FICO Score                                                         1                $73,700.44                        0.09%
511 - 520                                                             1                 63,701.79                        0.08
521 - 530                                                             5                832,987.77                        1.04
531 - 540                                                            13              2,596,542.55                        3.24
541 - 550                                                            11              1,260,521.76                        1.57
551 - 560                                                            15              2,561,875.11                        3.20
561 - 570                                                            15              2,540,894.26                        3.17
571 - 580                                                            21              3,904,651.54                        4.88
581 - 590                                                            32              5,669,288.21                        7.08
591 - 600                                                            21              3,714,989.28                        4.64
601 - 610                                                            32              5,672,234.16                        7.08
611 - 620                                                            31              5,884,856.43                        7.35
621 - 630                                                            41              7,806,902.86                        9.75
631 - 640                                                            32              5,937,241.06                        7.42
641 - 650                                                            26              5,688,054.16                        7.10
651 - 660                                                            21              5,390,160.39                        6.73
661 - 670                                                            18              5,003,785.83                        6.25
671 - 680                                                            12              2,105,034.62                        2.63
681 - 690                                                            20              3,930,175.97                        4.91
691 - 700                                                            11              2,214,267.44                        2.77
701 - 710                                                             5                599,953.49                        0.75
711 - 720                                                             7              1,693,375.89                        2.11
721 - 730                                                             5                648,953.20                        0.81
731 - 740                                                             8              1,502,379.23                        1.88
741 - 750                                                             4                814,552.62                        1.02
751 - 760                                                             5                752,915.39                        0.94
771 - 780                                                             3                915,453.16                        1.14
781 - 790                                                             1                233,715.48                        0.29
811 - 820                                                             1                 54,851.34                        0.07
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
ORIGINAL LTV RATIO (%)                              MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
  20.001 -  25.000                                                   1                $77,920.93                        0.10%
  25.001 -  30.000                                                   4                422,667.72                        0.53
  30.001 -  35.000                                                   4                340,974.43                        0.43
  35.001 -  40.000                                                   2                264,858.97                        0.33
  40.001 -  45.000                                                   5                465,629.54                        0.58
  45.001 -  50.000                                                   7              1,019,520.30                        1.27
  50.001 -  55.000                                                  13              2,122,236.90                        2.65
  55.001 -  60.000                                                  17              2,168,427.26                        2.71
  60.001 -  65.000                                                  18              4,357,222.98                        5.44
  65.001 -  70.000                                                  23              4,123,850.41                        5.15
  70.001 -  75.000                                                  19              5,714,026.66                        7.14
  75.001 -  80.000                                                  35             11,368,399.81                       14.20
  80.001 -  85.000                                                  34              9,810,155.25                       12.25
  85.001 -  90.000                                                 126             22,220,242.92                       27.75
  90.001 -  95.000                                                  82             11,995,734.05                       14.98
  95.001 - 100.000                                                  28              3,596,147.30                        4.49
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                              418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
REMAINING TERM TO                                  INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
MATURITY (MONTHS)                                   MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
116 - 120                                                             1               $136,053.47                        0.17%
176 - 180                                                            98             15,122,011.52                       18.89
236 - 240                                                             2                390,012.77                        0.49
356 - 360                                                           317             64,419,937.67                       80.46
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
OCCUPANCY STATUS                                    MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
Primary                                                             406            $78,413,523.19                       97.93%
Investment (Non-Owner Occupied)                                       7              1,135,495.27                        1.42
Secondary                                                             4                446,931.43                        0.56
Investment (Owner Occupied)                                           1                 72,065.54                        0.09
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
RISK CLASSIFICATION                                 MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
AAA                                                                  64            $16,430,686.80                       20.52%
AA                                                                   86             17,731,651.63                       22.15
A                                                                    50              8,137,216.52                       10.16
A-                                                                   27              4,851,811.65                        6.06
Alt A                                                                53              7,588,046.09                        9.48
B                                                                    27              5,672,308.50                        7.08
C                                                                     2                206,117.09                        0.26
C-                                                                    1                146,063.18                        0.18
FICO Enhanced                                                        63              8,770,025.23                       10.95
FICO Only                                                            45             10,534,088.74                       13.16
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
DOCUMENTATION TYPE                                  MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
Full Documentation                                                  284            $51,608,561.15                       64.46%
Stated Income                                                        68             17,825,228.86                       22.26
No Income/No Asset Verification                                      25              3,786,608.45                        4.73
No Documentation                                                     27              3,729,372.10                        4.66
Limited Documentation                                                14              3,118,244.87                        3.89
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
PROPERTY TYPE                                       MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
Single Family Residence                                             334            $62,563,053.71                       78.14%
PUD                                                                  50             11,767,055.14                       14.70
Condo                                                                25              4,373,751.31                        5.46
Multi-Unit                                                            9              1,364,155.27                        1.70
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
MORTGAGE LOAN TYPE                                  MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
2/28 - 6 Month LIBOR Index                                          254            $51,758,932.39                       64.64%
3/27 - 6 Month LIBOR Index                                           16              3,451,184.10                        4.31
15 Year Balloon                                                      83             13,559,334.63                       16.93
10 Year Fixed Rate                                                    1                136,053.47                        0.17
15 Year Fixed Rate                                                   15              1,562,676.89                        1.95
20 Year Fixed Rate                                                    2                390,012.77                        0.49
30 Year Fixed Rate                                                   47              9,209,821.18                       11.50
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
LOAN PURPOSE                                        MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
Cashout                                                             234            $46,847,673.05                       58.51%
Purchase                                                            133             23,202,171.86                       28.98
Rate/Term Refinance                                                  49              9,780,779.97                       12.22
Construction                                                          2                237,390.55                        0.30
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
MORTGAGE INSURANCE PROVIDER                         MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
PMI                                                                 206            $41,316,654.10                       51.60%
MGIC                                                                134             25,770,978.03                       32.19
Uninsured                                                            78             12,980,383.30                       16.21
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                       NUMBER OF                                                % OF
                                                   INITIAL GROUP II            INITIAL GROUP II           INITIAL GROUP II
GEOGRAPHIC DISTRIBUTION                             MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
Arizona                                                              13             $2,611,230.25                        3.26%
Arkansas                                                              6              1,065,514.72                        1.33
California                                                           92             23,946,020.81                       29.91
Colorado                                                             15              3,544,939.88                        4.43
Connecticut                                                           1                353,498.69                        0.44
District of Columbia                                                  2                139,854.83                        0.17
Florida                                                              38              5,045,340.86                        6.30
Georgia                                                              16              2,192,357.85                        2.74
Idaho                                                                 2                497,911.19                        0.62
Illinois                                                              1                181,237.89                        0.23
Indiana                                                               9              1,479,984.95                        1.85
Kansas                                                                3                538,168.06                        0.67
Kentucky                                                              4                317,152.69                        0.40
Louisiana                                                             3                211,861.72                        0.26
Maryland                                                             11              2,848,957.66                        3.56
Massachusetts                                                         7              1,288,729.44                        1.61
Michigan                                                             27              4,074,770.68                        5.09
Minnesota                                                             7              1,481,877.72                        1.85
Mississippi                                                           2                470,241.75                        0.59
Missouri                                                              4                399,523.57                        0.50
Montana                                                               1                374,155.09                        0.47
Nevada                                                                6                815,843.48                        1.02
New Hampshire                                                         6              1,236,987.59                        1.54
New Jersey                                                           12              3,170,963.84                        3.96
New York                                                             14              3,205,946.23                        4.00
North Carolina                                                       11              1,247,365.47                        1.56
Ohio                                                                 19              3,101,672.80                        3.87
Oklahoma                                                              3                513,279.30                        0.64
Oregon                                                                8              1,782,586.85                        2.23
Pennsylvania                                                          7                738,792.12                        0.92
Rhode Island                                                          4                585,256.40                        0.73
South Carolina                                                        3                805,431.57                        1.01
Tennessee                                                            16              1,125,983.23                        1.41
Texas                                                                15              3,016,585.35                        3.77
Utah                                                                  8              1,490,878.45                        1.86
Vermont                                                               1                 98,933.44                        0.12
Virginia                                                              5              1,107,898.78                        1.38
Washington                                                            8              2,079,623.15                        2.60
Wisconsin                                                             6                567,911.57                        0.71
Wyoming                                                               2                312,745.51                        0.39
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               418            $80,068,015.43                      100.00%
                                                ========================     =====================     =======================

--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP II ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
GROSS MARGIN (%)                                  GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
  4.001 - 4.500                                                       3             $1,010,444.53                        1.83%
  4.501 - 5.000                                                      29              5,444,760.43                        9.86
  5.001 - 5.500                                                      68             14,987,237.96                       27.15
  5.501 - 6.000                                                      71             15,052,432.24                       27.26
  6.001 - 6.500                                                      53             10,437,119.22                       18.90
  6.501 - 7.000                                                      38              6,627,991.68                       12.01
  7.001 - 7.500                                                       8              1,650,130.43                        2.99
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                      100.00%
                                                ========================     =====================     =======================

                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
MINIMUM INTEREST RATE (%)                         GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
  6.501 -   7.000                                                     4             $1,416,082.96                        2.56%
  7.001 -   7.500                                                    13              4,044,146.69                        7.33
  7.501 -   8.000                                                    25              6,362,096.80                       11.52
  8.001 -   8.500                                                    41              9,874,666.51                       17.89
  8.501 -   9.000                                                   101             17,763,110.96                       32.17
  9.001 -   9.500                                                    45              9,057,573.01                       16.41
  9.501 -  10.000                                                     9              2,321,868.10                        4.21
 10.001 -  10.500                                                     7              1,049,331.64                        1.90
 10.501 -  11.000                                                    24              2,960,241.66                        5.36
 11.001 -  11.500                                                     1                360,998.16                        0.65
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                      100.00%
                                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP II ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
MAXIMUM INTEREST RATE (%)                         GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
 13.501 - 14.000                                                      4             $1,416,082.96                        2.56%
 14.001 - 14.500                                                     13              4,044,146.69                        7.33
 14.501 - 15.000                                                     25              6,362,096.80                       11.52
 15.001 - 15.500                                                     41              9,874,666.51                       17.89
 15.501 - 16.000                                                    100             17,646,401.65                       31.96
 16.001 - 16.500                                                     46              9,174,282.32                       16.62
 16.501 - 17.000                                                      9              2,321,868.10                        4.21
 17.001 - 17.500                                                      7              1,049,331.64                        1.90
 17.501 - 18.000                                                     24              2,960,241.66                        5.36
 18.001 - 18.500                                                      1                360,998.16                        0.65
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                      100.00%
                                                ========================     =====================     =======================

                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
INITIAL INTEREST RATE CAP (%)                     GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
3.000                                                               270            $55,210,116.49                     100.00%
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                     100.00%
                                                ========================     =====================     =======================

                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
PERIODIC INTEREST RATE CAP (%)                    GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
1.000                                                               270            $55,210,116.49                     100.00%
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                     100.00%
                                                ========================     =====================     =======================





--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                  DESCRIPTION OF THE INITIAL GROUP II ARM LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                                                               INITIAL GROUP II             % OF INITIAL
                                                   NUMBER OF INITIAL               ARM LOAN              GROUP II ARM LOAN
NEXT INTEREST ADJUSTMENT DATE                     GROUP II ARM LOANS          PRINCIPAL BALANCE          PRINCIPAL BALANCE
-------------------------------------------     ------------------------     ---------------------     -----------------------
November 2003                                                         1               $146,063.18                        0.26%
December 2003                                                         3              1,216,913.30                        2.20
January 2004                                                        134             28,181,273.20                       51.04
February 2004                                                       115             22,140,432.71                       40.10
March 2004                                                            1                 74,250.00                        0.13
January 2005                                                          7              1,610,284.67                        2.92
February 2005                                                         9              1,840,899.43                        3.33
-------------------------------------------     ------------------------     ---------------------     -----------------------
TOTAL                                                               270            $55,210,116.49                      100.00%
                                                ========================     =====================     =======================


--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------




                         AVAILABLE FUNDS CAP RATE(1)(2)
                         ------------------------------

To 10% Clean-Up Call

 PERIOD       DATE       AFC RATE            PERIOD      DATE      AFC RATE             PERIOD     DATE       AFC RATE
 ------       ----       --------            ------      ----      --------             ------     ----       --------
    0         03/28/02                         31       10/25/04     6.96%                62       05/25/07    7.44%
    1         04/25/02     6.74%               32       11/25/04     6.71%                63       06/25/07    7.20%
    2         05/25/02     6.21%               33       12/25/04     7.16%                64       07/25/07    7.44%
    3         06/25/02     5.97%               34       01/25/05     7.22%                65       08/25/07    7.20%
    4         07/25/02     6.19%               35       02/25/05     7.23%                66       09/25/07    7.20%
    5         08/25/02     5.93%               36       03/25/05     8.02%                67       10/25/07    7.44%
    6         09/25/02     5.91%               37       04/25/05     7.25%                68       11/25/07    7.20%
    7         10/25/02     6.12%               38       05/25/05     7.44%                69       12/25/07    7.44%
    8         11/25/02     5.86%               39       06/25/05     7.20%                70       01/25/08    7.20%
    9         12/25/02     6.07%               40       07/25/05     7.44%                71       02/25/08    7.20%
   10         01/25/03     5.81%               41       08/25/05     7.20%                72       03/25/08    7.70%
   11         02/25/03     5.78%               42       09/25/05     7.20%                73       04/25/08    7.20%
   12         03/25/03     6.51%               43       10/25/05     7.44%                74       05/25/08    7.44%
   13         04/25/03     5.72%               44       11/25/05     7.20%                75       06/25/08    7.20%
   14         05/25/03     5.92%               45       12/25/05     7.44%                76       07/25/08    7.44%
   15         06/25/03     5.65%               46       01/25/06     7.20%                77       08/25/08    7.20%
   16         07/25/03     5.85%               47       02/25/06     7.20%                78       09/25/08    7.20%
   17         08/25/03     5.58%               48       03/25/06     7.97%                79       10/25/08    7.45%
   18         09/25/03     5.54%               49       04/25/06     7.20%                80       11/25/08    7.22%
   19         10/25/03     5.74%               50       05/25/06     7.44%                81       12/25/08    7.46%
   20         11/25/03     5.46%               51       06/25/06     7.20%                82       01/25/09    7.23%
   21         12/25/03     6.21%               52       07/25/06     7.44%                83       02/25/09    7.24%
   22         01/25/04     6.77%               53       08/25/06     7.20%                84       03/25/09    8.02%
   23         02/25/04     6.76%               54       09/25/06     7.20%                85       04/25/09    7.26%
   24         03/25/04     7.25%               55       10/25/06     7.44%                86       05/25/09    7.51%
   25         04/25/04     6.75%               56       11/25/06     7.20%                87       06/25/09    7.27%
   26         05/25/04     6.99%               57       12/25/06     7.44%                88       07/25/09    7.53%
   27         06/25/04     6.74%               58       01/25/07     7.20%                89       08/25/09    7.29%
   28         07/25/04     6.98%               59       02/25/07     7.20%                90       09/25/09    7.30%
   29         08/25/04     6.73%               60       03/25/07     7.97%                91       10/25/09    7.56%
   30         09/25/04     6.72%               61       04/25/07     7.20%

   (1)Derived assuming indices constant at 1.87%, 2.03%, and 2.27% for 1-Month LIBOR, 6-Month LIBOR, and 1-Year CMT, respectively, using 100% PPA.
   (2)The Available Funds Cap Rate schedule above includes amounts from the Supplemental Interest Trust, to the extent that funds are available.

..



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                         AVAILABLE FUNDS CAP RATE(1) (2)
                         -------------------------------

To 10% Clean-Up Call

 PERIOD       DATE       AFC RATE             PERIOD     DATE       AFC RATE              PERIOD      DATE      AFC RATE
 ------       ----       --------             ------     ----       --------              ------      ----      --------
    0         03/28/02                          31       10/25/04    12.86%                 62       05/25/07    12.66%
    1         04/25/02    17.82%                32       11/25/04    12.65%                 63       06/25/07    12.30%
    2         05/25/02    17.40%                33       12/25/04    11.25%                 64       07/25/07    12.73%
    3         06/25/02    17.28%                34       01/25/05     9.50%                 65       08/25/07    11.86%
    4         07/25/02    17.63%                35       02/25/05    10.45%                 66       09/25/07    11.86%
    5         08/25/02    17.63%                36       03/25/05    11.89%                 67       10/25/07    12.25%
    6         09/25/02    17.87%                37       04/25/05    10.89%                 68       11/25/07    11.88%
    7         10/25/02    18.35%                38       05/25/05    11.16%                 69       12/25/07    12.26%
    8         11/25/02    18.38%                39       06/25/05    10.85%                 70       01/25/08    11.89%
    9         12/25/02    18.90%                40       07/25/05    11.59%                 71       02/25/08    11.90%
   10         01/25/03    18.96%                41       08/25/05    11.27%                 72       03/25/08    12.69%
   11         02/25/03    19.27%                42       09/25/05    11.60%                 73       04/25/08    11.92%
   12         03/25/03    20.36%                43       10/25/05    11.97%                 74       05/25/08    12.30%
   13         04/25/03    19.93%                44       11/25/05    11.65%                 75       06/25/08    11.94%
   14         05/25/03    20.52%                45       12/25/05    11.72%                 76       07/25/08    12.32%
   15         06/25/03    20.65%                46       01/25/06    11.70%                 77       08/25/08    11.96%
   16         07/25/03    21.26%                47       02/25/06    11.71%                 78       09/25/08    11.97%
   17         08/25/03    21.40%                48       03/25/06    13.22%                 79       10/25/08    12.36%
   18         09/25/03    21.80%                49       04/25/06    12.06%                 80       11/25/08    11.25%
   19         10/25/03    22.44%                50       05/25/06    12.44%                 81       12/25/08    11.63%
   20         11/25/03    22.62%                51       06/25/06    12.10%                 82       01/25/09    11.26%
   21         12/25/03    16.49%                52       07/25/06    12.80%                 83       02/25/09    11.27%
   22         01/25/04      9.78%               53       08/25/06    12.44%                 84       03/25/09    12.48%
   23         02/25/04      9.86%               54       09/25/06    12.49%                 85       04/25/09    11.28%
   24         03/25/04    11.35%                55       10/25/06    12.50%                 86       05/25/09    11.66%
   25         04/25/04    10.88%                56       11/25/06    12.13%                 87       06/25/09    11.29%
   26         05/25/04    11.23%                57       12/25/06    12.53%                 88       07/25/09    11.67%
   27         06/25/04    11.05%                58       01/25/07    12.19%                 89       08/25/09    11.30%
   28         07/25/04    12.29%                59       02/25/07    12.21%                 90       09/25/09    11.31%
   29         08/25/04    12.08%                60       03/25/07    13.46%                 91       10/25/09    11.69%
   30         09/25/04    12.46%                61       04/25/07    12.27%                 92       11/25/09    11.32%

   (1)Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR, and 1-Year CMT, respectively, using 100% PPA.
   (2)The Available Funds Cap Rate schedule above includes amounts from the Supplemental Interest Trust, to the extent that funds are available.



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                           BOND SUMMARY (TO MATURITY)
                           --------------------------

CLASS A-1
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             6.03          4.21          3.18           2.51          2.03          1.38          0.97
Modified Duration (yrs.)*       5.34          3.85          2.96           2.36          1.93          1.33          0.95
First Principal Payment     Apr. 25, 2002 Apr. 25, 2002 APR. 25, 2002 Apr. 25, 2002  Apr. 25, 2002 Apr. 25, 2002 Apr. 25, 2002
Date
Last Principal Payment Date Nov. 25, 2028 Nov. 25, 2022 DEC. 25, 2017 Jul. 25, 2015  Feb. 25, 2013 Nov. 25, 2009 Nov. 25, 2004
Payment Windows (mos.)           320           248           189           160            131           92            32

CLASS A-2
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             6.03          4.21          3.18           2.50          2.02          1.37          0.97
Modified Duration (yrs.)*       5.34          3.85          2.96           2.36          1.93          1.33          0.94
First Principal Payment     Apr. 25, 2002 Apr. 25, 2002 APR. 25, 2002 Apr. 25, 2002  Apr. 25, 2002 Apr. 25, 2002 Apr. 25, 2002
Date
Last Principal Payment Date Nov. 25, 2028 Sep. 25, 2022 OCT. 25, 2017 Jul. 25, 2015  Jan. 25, 2013 Oct. 25, 2009 Nov. 25, 2004
Payment Windows (mos.)           320           246           187           160            130           91            32

CLASS M-1
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.33         7.26          5.49           4.56          4.09          4.06          4.17
Modified Duration (yrs.)*       8.75          6.41          4.98           4.21          3.81          3.80          3.89
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 MAY 25, 2005  Jun. 25, 2005  Jul. 25, 2005 Dec. 25, 2005 Nov. 25, 2004
Date
Last Principal Payment Date Mar. 25, 2022 Feb. 25, 2017 AUG. 25, 2013 Mar. 25, 2011  Jul. 25, 2009 Apr. 25, 2007 Oct. 25, 2007
Payment Windows (mos.)           183           141           100            70            49            17            36

CLASS M-2
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.17         7.13          5.38           4.44          3.94              3.67      3.54
Modified Duration (yrs.)*       8.30          6.13          4.78           4.03          3.62          3.40          3.28
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 APR. 25, 2005  May 25, 2005  Jun. 25, 2005 Aug. 25, 2005 Jun. 25, 2005
Date
Last Principal Payment Date Jun. 25, 2020 Dec. 25, 2015 JUL. 25, 2012  May 25, 2010  Oct. 25, 2008 Oct. 25, 2006 Jan. 25, 2006
Payment Windows (mos.)           162           127           88             61            41            15             8

CLASS M-3
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.94          6.90          5.20           4.29          3.78          3.41          3.12
Modified Duration (yrs.)*       7.92          5.84          4.56           3.85          3.44          3.13          2.88
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 APR. 25, 2005 Apr. 25, 2005  May 25, 2005  Jun. 25, 2005 Mar. 25, 2005
Date
Last Principal Payment Date Apr. 25, 2018 May 25, 2014  APR. 25, 2011 Apr. 25, 2009  Dec. 25, 2007 Apr. 25, 2006 Jun. 25, 2005
Payment Windows (mos.)           136           108           73             49            32            11             4

*Modified duration calculated assuming a price of 100.00%.



--------------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated March 11, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-1
--------------------------------------------------------------------------------



                             BOND SUMMARY (TO CALL)
                             ----------------------

CLASS A-1
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             5.70          3.91          2.93           2.30          1.86          1.28          0.97
Modified Duration (yrs.)*       5.12          3.62          2.76           2.19          1.79          1.24          0.94
First Principal Payment     Apr. 25, 2002 Apr. 25, 2002 APR. 25, 2002 Apr. 25, 2002  Apr. 25, 2002 Apr. 25, 2002 Apr. 25, 2002
Date
Last Principal Payment Date Dec. 25, 2016 May 25, 2012  OCT. 25, 2009 Feb. 25, 2008  Jan. 25, 2007 Aug. 25, 2005 Sep. 25, 2004
Payment Windows (mos.)           177           122           91             71            58            41            30

CLASS A-2
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             5.72          3.91          2.93           2.30          1.86          1.28          0.96
Modified Duration (yrs.)*       5.13          3.62          2.76           2.19          1.79          1.24          0.94
First Principal Payment     Apr. 25, 2002 Apr. 25, 2002 APR. 25, 2002 Apr. 25, 2002  Apr. 25, 2002 Apr. 25, 2002 Apr. 25, 2002
Date
Last Principal Payment Date Dec. 25, 2016 May 25, 2012  OCT. 25, 2009 Feb. 25, 2008  Jan. 25, 2007 Aug. 25, 2005 Sep. 25, 2004
Payment Windows (mos.)           177           122           91             71            58            41            30

CLASS M-1
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.84          6.72          5.08           4.23          3.83          3.41          2.49
Modified Duration (yrs.)*       8.44          6.01          4.66           3.94          3.59          3.22          2.38
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 MAY 25, 2005  Jun. 25, 2005  Jul. 25, 2005 Aug. 25, 2005 Sep. 25, 2004
Date
Last Principal Payment Date Dec. 25, 2016 May 25, 2012  OCT. 25, 2009 Feb. 25, 2008  Jan. 25, 2007 Aug. 25, 2005 Sep. 25, 2004
Payment Windows (mos.)           120           84            54             33            19             1             1

CLASS M-2
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.84          6.72          5.06           4.19          3.75          3.41          2.49
Modified Duration (yrs.)*       8.11          5.84          4.54           3.83          3.46          3.17          2.35
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 APR. 25, 2005  May 25, 2005  Jun. 25, 2005 Aug. 25, 2005 Sep. 25, 2004
Date
Last Principal Payment Date Dec. 25, 2016 May 25, 2012  OCT. 25, 2009 Feb. 25, 2008  Jan. 25, 2007 Aug. 25, 2005 Sep. 25, 2004
Payment Windows (mos.)           120           84            55             34            20             1             1

CLASS M-3
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPA)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.84          6.72          5.06           4.17          3.69          3.36          2.49
Modified Duration (yrs.)*       7.87          5.72          4.46           3.76          3.37          3.09          2.33
First Principal Payment     Jan. 25, 2007 Jun. 25, 2005 APR. 25, 2005 Apr. 25, 2005  May 25, 2005  Jun. 25, 2005 Sep. 25, 2004
Date
Last Principal Payment Date Dec. 25, 2016 May 25, 2012  OCT. 25, 2009 Feb. 25, 2008  Jan. 25, 2007 Aug. 25, 2005 Sep. 25, 2004
Payment Windows (mos.)           120           84            55             35            21             3             1

*Modified duration calculated assuming a price of 100.00%.